                                                                     Exhibit 4.1

                                                               EXECUTION VERSION

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2005-A9

                                     Issuer,

                             WELLS FARGO BANK, N.A.

                            Securities Administrator

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Indenture Trustee

                                   ----------

                                    INDENTURE

                          Dated as of December 22, 2005

                                   ----------

                        MORTGAGE LOAN ASSET-BACKED NOTES

                                   ----------

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----
ARTICLE I Definitions....................................................     2
   Section 1.01    Definitions...........................................     2
   Section 1.02    Incorporation by Reference of Trust Indenture Act.....     2
   Section 1.03    Rules of Construction. Unless the context otherwise
                   requires:.............................................     2

ARTICLE II Original Issuance of Notes....................................     4
   Section 2.01    Form..................................................     4
   Section 2.02    Execution, Authentication and Delivery................     4

ARTICLE III Covenants....................................................     5
   Section 3.01    Payment Account.......................................     5
   Section 3.02    Existence.............................................     5
   Section 3.03    Payment of Principal and Interest.....................     5
   Section 3.04    Protection of Trust Estate............................     8
   Section 3.05    Opinions as to Trust Estate...........................     9
   Section 3.06    Performance of Obligations............................    10
   Section 3.07    Negative Covenants....................................    10
   Section 3.08    Annual Statement as to Compliance.....................    11
   Section 3.09    [Reserved]............................................    11
   Section 3.10    Representations and Warranties Concerning the Mortgage
                   Loans.................................................    11
   Section 3.11    Investment Company Act................................    11
   Section 3.12    Issuer May Consolidate, etc...........................    11
   Section 3.13    Successor or Transferee...............................    13
   Section 3.14    No Other Business.....................................    13
   Section 3.15    No Borrowing..........................................    13
   Section 3.16    Guarantees, Loans, Monthly Advances and Other
                   Liabilities...........................................    13
   Section 3.17    Capital Expenditures..................................    14
   Section 3.18    [RESERVED]............................................    14
   Section 3.19    Restricted Payments...................................    14
   Section 3.20    Notice of Events of Default...........................    14
   Section 3.21    Further Instruments and Acts..........................    14

   Section 3.22    [Reserved]............................................    14
   Section 3.23    Certain Representations Regarding the Trust Estate....    14
   Section 3.24    Allocation of Realized Losses.........................    15
   Section 3.25    Permitted Withdrawals and Transfers from the Payment
                   Account...............................................    17

ARTICLE IV The Notes; Satisfaction and Discharge of Indenture............    19
   Section 4.01    The Notes.............................................    19
   Section 4.02    Registration of and Limitations on Transfer and
                   Exchange of Notes; Appointment of Note Registrar and
                   Certificate Registrar.................................    19
   Section 4.03    Mutilated, Destroyed, Lost or Stolen Notes............    22
   Section 4.04    Persons Deemed Owners.................................    22
   Section 4.05    Cancellation..........................................    23
   Section 4.06    Form of Notes.........................................    23
   Section 4.07    Notices to Depository.................................    24
   Section 4.08    Definitive Notes......................................    24
   Section 4.09    Tax Treatment.........................................    25
   Section 4.10    Satisfaction and Discharge of Indenture...............    25
   Section 4.11    Application of Trust Money............................    26
   Section 4.12    [Reserved]............................................    26
   Section 4.13    Repayment of Monies Held by Paying Agent..............    26
   Section 4.14    Temporary Notes.......................................    26
   Section 4.15    Representation Regarding ERISA........................    27

ARTICLE V Default and Remedies...........................................    29
   Section 5.01    Events of Default.....................................    29
   Section 5.02    Acceleration of Maturity; Rescission and Annulment....    29
   Section 5.03    Collection of Indebtedness and Suits for Enforcement
                   by Indenture Trustee..................................    30
   Section 5.04    Remedies; Priorities..................................    32
   Section 5.05    Optional Preservation of the Trust Estate.............    33
   Section 5.06    Limitation of Suits...................................    33
   Section 5.07    Unconditional Rights of Noteholders To Receive
                   Principal and Interest................................    34
   Section 5.08    Restoration of Rights and Remedies....................    34
   Section 5.09    Rights and Remedies Cumulative........................    34

   Section 5.10    Delay or Omission Not a Waiver........................    34
   Section 5.11    Control By Noteholders................................    35
   Section 5.12    Waiver of Past Defaults...............................    35
   Section 5.13    Undertaking for Costs.................................    35
   Section 5.14    Waiver of Stay or Extension Laws......................    36
   Section 5.15    Sale of Trust Estate..................................    36
   Section 5.16    Action on Notes.......................................    37

ARTICLE VI The Indenture Trustee and The Securities Administrator........    39
   Section 6.01    Duties of Indenture Trustee and Securities
                   Administrator.........................................    39
   Section 6.02    Rights of Indenture Trustee and Securities
                   Administrator.........................................    40
   Section 6.03    Individual Rights of Indenture Trustee................    42
   Section 6.04    [Reserved]............................................    42
   Section 6.05    Indenture Trustee's and Securities Administrator's
                   Disclaimer............................................    42
   Section 6.06    Notice of Event of Default............................    43
   Section 6.07    Reports to Holders and Tax Administration.............    43
   Section 6.08    Compensation..........................................    43
   Section 6.09    Replacement of Indenture Trustee and the Securities
                   Administrator.........................................    44
   Section 6.10    Successor Indenture Trustee and Securities
                   Administrator by Merger...............................    45
   Section 6.11    Appointment of Co-Indenture Trustee or Separate
                   Indenture Trustee.....................................    45
   Section 6.12    Eligibility; Disqualification.........................    47
   Section 6.13    [Reserved]............................................    47
   Section 6.14    Representations and Warranties........................    47
   Section 6.15    Directions to Indenture Trustee and the Securities
                   Administrator. The Indenture Trustee is hereby
                   directed:.............................................    47
   Section 6.16    The Agents............................................    48

ARTICLE VII Noteholders' Lists and Reports...............................    49
   Section 7.01    Issuer To Furnish Securities Administrator Trustee
                   Names and Addresses of Noteholders....................    49
   Section 7.02    Preservation of Information; Communications to
                   Noteholders...........................................    49
   Section 7.03    Financial Information.................................    49
   Section 7.04    Statements to Noteholders.............................    49

ARTICLE VIII Accounts, Disbursements and Releases........................    52
   Section 8.01    Collection of Money...................................    52
   Section 8.02    Officer's Certificate.................................    52
   Section 8.03    Termination Upon Distribution to Noteholders..........    52
   Section 8.04    Release of Trust Estate...............................    52
   Section 8.05    Surrender of Notes Upon Final Payment.................    53
   Section 8.06    Optional Redemption of the Mortgage Loans.............    53

ARTICLE IX Supplemental Indentures.......................................    54
   Section 9.01    Supplemental Indentures Without Consent of Noteholders    54
   Section 9.02    Supplemental Indentures With Consent of Noteholders...    55
   Section 9.03    Execution of Supplemental Indentures..................    57
   Section 9.04    Effect of Supplemental Indenture......................    57
   Section 9.05    Conformity with Trust Indenture Act...................    57
   Section 9.06    Reference in Notes to Supplemental Indentures.........    57

ARTICLE X Miscellaneous..................................................    58
   Section 10.01   Compliance Certificates and Opinions, etc.............    58
   Section 10.02   Form of Documents Delivered to Indenture Trustee......    59
   Section 10.03   Acts of Noteholders...................................    60
   Section 10.04   Notices etc., to Indenture Trustee Issuer, Securities
                   Administrator and Rating Agencies.....................    60
   Section 10.05   Notices to Noteholders; Waiver........................    61
   Section 10.06   Conflict with Trust Indenture Act.....................    62
   Section 10.07   Effect of Headings....................................    62
   Section 10.08   Successors and Assigns................................    62
   Section 10.09   Separability..........................................    62
   Section 10.10   Legal Holidays........................................    62
   Section 10.11   GOVERNING LAW.........................................    62
   Section 10.12   Counterparts..........................................    62
   Section 10.13   Recording of Indenture................................    62
   Section 10.14   Issuer Obligation.....................................    62
   Section 10.15   No Petition...........................................    63
   Section 10.16   Inspection............................................    63

EXHIBITS

Exhibit A-1 -- Form of DTC-Eligible (Class A) Notes
Exhibit A-2 -- Form of Private Class A Notes (Excluding Class 4-A-2) Exhibit A-3 -- Form of REIT-Restricted Class M Notes and Class 4-A-2 Notes Exhibit A-4 -- Form of REIT-Restricted Class B Notes
Exhibit B   -- Mortgage Loan Schedule
Exhibit C   -- Form of Rule 144A Investment Representation Letter
Exhibit D   -- Form of Transferee Letter
Exhibit E   -- Form of Transferor Certificate
Exhibit F   -- Form of Transferee Letter (REIT)
Exhibit G   -- Form of Transferor Letter
Exhibit H   -- Form of Mortgage Loan Purchase Agreement
Exhibit I   -- Tax Transfer Certificate
Appendix A  -- Definitions

                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                      ACT OF 1939 AND INDENTURE PROVISIONS*

Act Section   Indenture Section

Trust Indenture Act Section                                    Indenture Section
---------------------------                                    -----------------
310(a)(1)...................................................                6.11
      (a)(2)................................................                6.11
      (a)(3)................................................                6.10
      (a)(4)................................................      Not Applicable
      (a)(5)................................................                6.11
      (b)...................................................          6.08, 6.11
      (c)...................................................      Not Applicable
311(a)......................................................                6.12
      (b)...................................................                6.12
      (c)...................................................      Not Applicable
312(a)......................................................       7.01, 7.02(a)
      (b)...................................................             7.02(b)
      (c)...................................................             7.02(c)
313(a)......................................................      Not Applicable
      (b)...................................................      Not Applicable
      (c)...................................................      Not Applicable
      (d)...................................................      Not Applicable
314(a)......................................................                3.10
      (b)...................................................                3.07
      (c)(1)................................................   8.05(c), 10.01(a)
      (c)(2)................................................   8.05(c), 10.01(a)
      (c)(3)................................................      Not Applicable
      (d)(1)................................................   8.05(c), 10.01(b)
      (d)(2)................................................   8.05(c), 10.01(b)
      (d)(3)................................................   8.05(c), 10.01(b)
      (e)...................................................            10.01(a)
315(a)......................................................             6.01(b)
      (b)...................................................                6.05
      (c)...................................................             6.01(a)
      (d)...................................................             6.01(c)
      (d)(1)................................................             6.01(c)
      (d)(2)................................................             6.01(c)
      (d)(3)................................................             6.01(c)
      (e)...................................................                5.13
316(a)(1)(A)................................................                5.11
316(a)(1)(B)................................................                5.12
316(a)(2)...................................................      Not Applicable
316(b)......................................................                5.07
317(a)(1)...................................................                5.04

Trust Indenture Act Section                                    Indenture Section
---------------------------                                    -----------------
317(a)(2)...................................................             5.03(d)
317(b)......................................................          3.03(a)(i)
318(a)......................................................               10.07

                                                               EXECUTION VERSION

     This Indenture, dated as of December 22, 2005, is entered into among Merrill Lynch Mortgage Investors Trust, Series 2005-A9, a Delaware statutory trust, as Issuer (the "Issuer"), Wells Fargo Bank, N.A., as Securities Administrator (the "Securities Administrator") and Wachovia Bank, National Association, as Indenture Trustee (the "Indenture Trustee").

                                WITNESSETH THAT:

     Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Mortgage Loan Asset-Backed Notes, Series 2005-A9 (the "Notes").

                                GRANTING CLAUSE

     The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, a security interest in all of the Issuer's right, title and interest in and to, whether now existing or hereafter created, (a) the Mortgage Loans and all proceeds thereof and all rights under the Related Documents; (b) all funds on deposit from time to time in the Master Servicer Collection Account, excluding any investment income from such funds; (c) all funds on deposit from time to time in the Payment Account and all proceeds thereof; (d) any REO Property; (e) all rights under (I) the Transfer Agreements as assigned to the Issuer, to the extent provided in Section 2.03(a) of the Sale and Servicing Agreement, (II) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto) and (III) the rights with respect to the Servicing Agreements, each as assigned to the Issuer by the related Assignment Agreement; and (f) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, subject to the priority set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and each of the Indenture Trustee and the Securities Administrator agree to perform their respective duties as Indenture Trustee and Securities Administrator as required herein.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules have the meanings assigned to them by such definitions.

     Section 1.03 Rules of Construction. Unless the context otherwise requires:

          (i) a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (iii) "or" is not exclusive;

          (iv) "including" means including without limitation;

          (v) words in the singular include the plural and words in the plural include the singular; and

          (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           ORIGINAL ISSUANCE OF NOTES

     Section 2.01 Form. The Class 1-A-1, Class 1-A-2, Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-1E, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class A-5-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Notes, together with the Securities Administrator's certificate of authentication, shall be in substantially the form set forth in Exhibits A-1, A-2, A-3, and A-4 to this Indenture, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

     The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

     The terms of the Notes set forth in Exhibits A-1, A-2, A-3, and A-4 to this Indenture are part of the terms of this Indenture.

     Section 2.02 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Securities Administrator. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Securities Administrator shall upon Issuer Request authenticate and deliver each Class of Notes for original issue in an aggregate initial principal amount equal to the Initial Note Principal Balance or Initial Notional Amount, as applicable, for such Class of Notes.

     Each of the Notes shall be dated the date of its authentication. The Class 1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-1E, Class 2-A-2, Class 3-A-1, Class 4-A-1, Class 5-A-1 Notes shall be issuable as registered Notes in book-entry form and the Notes shall be issuable in the minimum initial Note Principal Balances of $25,000 and in integral multiples of $1 in excess thereof. The Class 1-A-2, Class 3-A-2, Class 4-A-2, Class 5-A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Notes shall be issuable as registered Notes in physical form and the Notes shall be issuable in the minimum initial Note Principal Balances, as applicable, of $100,000 and in integral multiples of $1 in excess thereof.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Securities Administrator by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                  ARTICLE III

                                   COVENANTS

     Section 3.01 Payment Account. (a) On or prior to the Closing Date, the Issuer shall cause the Securities Administrator to establish and maintain, in the name of the Securities Administrator, for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholder, the Payment Account.

     (b) The Securities Administrator shall, subject to the terms of this paragraph, deposit in the Payment Account, on the same day as it is received from the Master Servicer, each remittance received by the Securities Administrator on each Payment Date. On each Payment Date, the Securities Administrator shall distribute all amounts on deposit in the Payment Account (other than amounts payable to the Holder of the Trust Certificates) to Noteholders in respect of the Notes, and in its capacity as Certificate Paying Agent, to the Certificateholder in the order of priority set forth in Section
3.03 (except as otherwise provided in Section 5.04(b)).

     (c) All monies deposited from time to time in the Payment Account pursuant to the Sale and Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholder.

     Section 3.02 Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and each other instrument or agreement included in the Trust Estate.

     Section 3.03 Payment of Principal and Interest. (a) On each Payment Date, and to the extent of the funds in the Payment Account available therefor, the Group One Available Funds, Group Two Available Funds and Group Three Available Funds, Group Four Available Funds and Group Five Available Funds will be distributed by the Securities Administrator as follows:

(I) On each Payment Date, the Group One Available Funds for such Payment Date will be distributed as follows:

     (A) first, from the Group One Interest Funds, pro rata to the Class 1-A Notes, the Accrued Note Interest on such classes for such Payment Date; and

     (B) second, from the Group One Principal Funds, pro rata to the Class 1-A Notes, in reduction of the Note Principal Balances thereof, the Group One Principal Payment Amount for such classes for such Payment Date, until the Note Principal Balance thereof has been reduced to zero;

(II) On each Payment Date, the Group Two Available Funds for such Payment Date will be distributed as follows:

     (A) first, from the Group Two Interest Funds, pro rata to the Class 2-A Notes, the Accrued Note Interest on such classes for such Payment Date; and

     (B) second, from the Group Two Principal Funds, to the Class 2-A Notes, in reduction of the Note Principal Balances thereof, the Group Two Principal Payment Amount for such classes for such Payment Date as follows: pro rata (i) sequentially, to the Class 2-A-1A, Class 2-A-1B and Class 2-A-1C Notes, in that order, (ii) to the Class 2-A-1D Notes,
          (iii) to the Class 2-A-1E Notes and (iv) to the Class 2-A-2 Notes until the Note Principal Balance of each such class has been reduced to zero;

(III) On each Payment Date, the Group Three Available Funds for such Payment Date will be distributed as follows:

     (A) first, from the Group Three Interest Funds, pro rata to the Class 3-A Notes, the Accrued Note Interest on such classes for such Payment Date; and

     (B) second, from the Group Three Principal Funds, pro rata to the Class 3-A Notes, in reduction of the Note Principal Balances thereof, the Group Three Principal Payment Amount for such classes for such Payment Date, until the Note Principal Balance thereof has been reduced to zero;

(IV) On each Payment Date, the Group Four Available Funds for such Payment Date will be distributed as follows:

     (A) first, from the Group Four Interest Funds, pro rata to the Class 4-A Notes, the Accrued Note Interest on such classes for such Payment Date; and

     (B) second, from the Group Four Principal Funds, pro rata to the Class 4-A Notes, in reduction of the Note Principal Balances thereof, the Group Four Principal Payment Amount for such classes for such Payment Date, until the Note Principal Balance thereof has been reduced to zero;

(V) On each Payment Date, the Group Five Available Funds for such Payment Date will be distributed as follows:

     (A) first, from the Group Five Interest Funds, pro rata to the Class 5-A Notes, the Accrued Note Interest on such classes for such Payment Date; and

     (B) second, from the Group Five Principal Funds, pro rata to the Class 5-A Notes, in reduction of the Note Principal Balances thereof, the Group Five Principal Payment Amount for such classes for such Payment Date, until the Note Principal Balance thereof has been reduced to zero;

(VI) On each Payment Date, the Group One Available Funds, Group Two Available Funds, Group Three Available Funds, Group Four Available Funds and Group Five Available Funds remaining after the payments made in clauses (I),
     (II), (III), (IV) and (V) for such Payment Date shall be distributed as follows:

     (A) first, sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Notes, in that order, up to an amount equal to and in the following order with respect to each such Class: (a) the Accrued
          Note Interest thereon for such Payment Date (subject to Net Interest Shortfalls allocated to such Class) to the extent of any remaining Interest Funds; and (b) such Class's Allocable Share of the Subordinated Optimal Principal Amount for such Payment Date, in each case to the extent of any remaining Principal Funds and until the Note Principal Balance thereof has been reduced to zero; and

     (B) second, to the Certificate Paying Agent for distribution to the Trust Certificates as set forth in the Trust Agreement.

     (b) If on any Payment Date on which the aggregate Note Principal Balance of a Note Group would be greater than the aggregate Stated Principal Balance of the Mortgage Loans in its related Mortgage Group and any Subordinated Notes are still outstanding, in each case, after giving effect to distributions to be made on such Payment Date, (i) 100% of amounts otherwise allocable to the Subordinated Notes in respect of principal will be distributed to the Class 1-A, Class 2-A, Class 3-A, Class 4-A or Class 5-A Notes, pro rata, as applicable, in reduction of the Note Principal Balances thereof, until the Note Principal Balance of the Class 1-A, Class 2-A, Class 3-A, Class 4-A or Class 5-A Notes, as applicable, is equal to the aggregate Scheduled Principal Balance of the Mortgage Loans in its related Mortgage Group, and (ii) the Accrued Note Interest otherwise allocable to the Subordinated Notes on such Payment Date will be reduced, if necessary, and distributed to such class or classes of Class 1-A, Class 2-A, Class 3-A, Class 4-A or Class 5-A Notes in an amount equal to the Accrued Note Interest for such Payment Date on the excess of (x) the Note Principal Balance of the Class 1-A, Class 2-A, Class 3-A, Class 4-A or Class 5-A Notes, as applicable, over (y) the aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Group. Any such reduction in the Accrued
Note Interest on the Subordinated Notes will be allocated to such Subordinated Notes commencing with the class of Subordinated Notes with the lowest payment priority.

     (c) No Accrued Note Interest will be payable with respect to any Class of Notes after the Payment Date on which the Note Principal Balance or Notional Amount of such Note has been reduced to zero.

     (d) If on any Payment Date the Interest Funds for the Senior Notes in any Note Group is less than the Accrued Note Interest on the related Senior Notes for such Payment Date prior to reduction for Net Interest Shortfalls and the interest portion of Realized Losses, the shortfall will be allocated among the holders of each Class of Senior Notes in such Note Group in proportion to the respective amounts of Accrued Note Interest that would have been allocated thereto in the absence of such Net Interest Shortfalls and/or Realized Losses for such Payment Date. In addition, the amount of any interest shortfalls will constitute unpaid Accrued Note Interest and will be distributable to holders of the Notes of the related Classes entitled to such amounts on subsequent Payment Dates, to the extent of the applicable Available Funds after current interest distributions as required herein. Any such amounts so carried forward will bear interest. Shortfalls in interest payments will not be offset by a reduction in the servicing compensation of the Master Servicer or otherwise, except to the extent of applicable Compensating Interest Payments.

     (e) Each distribution with respect to a Book-Entry Note shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. None of the Securities Administrator, the Note Registrar, the Paying Agent, the Depositor or the Master Servicer shall have any responsibility therefor.

     (f) On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section 3.03 for the purpose of distributing such funds to the Certificateholders. The Certificate Paying Agent shall make distributions to the Certificateholders under the Trust Agreement as directed by the Securities Administrator hereunder.

     (g) Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder shall have so requested at least five Business Days prior to the related Record Date, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Securities Administrator, by check to such Noteholder mailed to such Holder's address as it appears in the Note Register in the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Notes; provided, however, that the Securities Administrator shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

     (h) The Note Principal Balance of each Note shall be due and payable in full on the Final Scheduled Payment Date for such Note as provided in the forms of Note set forth in Exhibits A-1, A-2, A-3, and A-4 to this Indenture. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. Upon notice to the Securities Administrator by the Issuer, the Securities Administrator shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Final Scheduled Payment Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.06 hereof). Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Final Scheduled Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after the Final Scheduled Payment Date or any such other final Payment Date.

     Section 3.04 Protection of Trust Estate. (a) The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iii) cause the Issuer or the Indenture Trustee to enforce any of the rights to the Mortgage Loans; or

          (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

     (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove or permit the Custodian to remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.05 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Closing Date pursuant to Section 3.05(a) hereof, if no Opinion of Counsel has yet been delivered pursuant to Section 3.05(b) hereof), unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

     The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.04 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

     Section 3.05 Opinions as to Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

     (b) On or before December 31st in each calendar year, beginning in 2006, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, rerecording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until December 31 in the following calendar year.

     Section 3.06 Performance of Obligations. (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

     (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

     (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement.

     (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

     Section 3.07 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate.

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder, by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

          (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

          (iv) waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Mortgage Loan Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

     Section 3.08 Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, by March 1 of each year commencing with the calendar year 2006, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

          (i) a review of the activities of the Issuer during the previous calendar year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.09 [Reserved].

     Section 3.10 Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by the Seller or assigned by the Seller to the Depositor in the Sale and Servicing Agreement concerning the Mortgage Loans and the right to enforce the remedies against the Seller provided in such
Section 5 or Section 7 to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If a Responsible Officer of the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by the Seller in the Sale and Servicing Agreement, the Indenture Trustee shall promptly notify the Seller of such finding and of the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

     Section 3.11 Investment Company Act. The Issuer shall not become an "investment company" or be under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.11 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

     Section 3.12 Issuer May Consolidate, etc. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes, and all amounts payable to the Indenture Trustee and the Securities Administrator, the payment to the Certificate Paying Agent of all amounts due to the Certificateholders, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) each of the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, qualified, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee and the Securities Administrator) to the effect that such transaction will not (A) result in a "substantial modification" of the Class 1-A, Class 2-A, Class 3-A, Class 4-A-1, Class 5-A Notes or any other Classes of Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator under Treasury Regulation Section 1.1001-3, or adversely affect the indebtedness status of such Notes, and (B) cause the Trust to be subject to an entity level tax for federal income tax purposes;

          (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for or relating to such transaction have been complied with (including any filing required by the Exchange Act), and that such supplemental indenture is enforceable.

     (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer, the conveyance or transfer of which is hereby restricted, shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof,
(B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) each of the Rating Agencies shall have notified the Issuer that such transaction shall not cause the ratings of the Notes to be reduced, qualified, suspended or withdrawn;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Class 1-A, Class 2-A, Class 3-A, Class 4-A-1, Class 5-A Notes or any other Classes of Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator under Treasury Regulation Section 1.1001-3, or adversely affect the indebtedness status of such Notes and (B) cause the Trust to be subject to an entity level tax for federal income tax purposes;

          (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     Section 3.13 Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.12(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall, following the Issuer's satisfaction of all of the conditions precedent set forth therein with respect thereto, succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

     (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.12(b), the Issuer, following its satisfaction of all of the conditions precedent set forth herein with respect thereto, will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

     Section 3.14 No Other Business. The Issuer shall not engage in any business other than as set forth with respect thereto in the Trust Agreement and other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

     Section 3.15 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes under this Indenture.

     Section 3.16 Guarantees, Loans, Monthly Advances and Other Liabilities. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     Section 3.17 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     Section 3.18 [RESERVED]

     Section 3.19 Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions and payments to the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Master Servicer, the Servicer, the Certificate Registrar, the Certificate Paying Agent, the Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Basic Documents and (y) payments to the Master Servicer and the Servicer pursuant to the terms of the Sale and Servicing Agreement and the Servicing Agreements. The Issuer will not, directly or indirectly, make payments to or distributions from the Master Servicer Collection Account or the Payment Account except in accordance with this Indenture and the Basic Documents.

     Section 3.20 Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Securities Administrator and each Rating Agency prompt written notice of each Event of Default hereunder.

     Section 3.21 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section 3.22 [Reserved].

     Section 3.23 Certain Representations Regarding the Trust Estate.

     (a) With respect to that portion of the Collateral described in clauses (a) through (c) of the definition of Trust Estate, the Issuer represents to the Indenture Trustee that:

          (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

          (ii) The Collateral constitutes "deposit accounts," "instruments" or "certificated securities," as applicable within the meaning of the applicable UCC.

          (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

          (iv) The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee hereunder.

          (v) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.

          (vi) The Collateral is not in the name of any Person other than the Issuer or the Indenture Trustee. The Issuer has in its possession all original copies of the security certificates that constitute or evidence the Collateral. The security certificates that constitute or evidence the Collateral do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee. The Issuer has not consented to the bank maintaining the Collateral to comply with instructions of any Person other than the Indenture Trustee.

     Section 3.24 Allocation of Realized Losses. (a) On or prior to each Payment Date, the Master Servicer shall determine, based solely on information provided to it by the Servicers the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

     (b) With respect to any Notes on any Payment Date, the principal portion of each Realized Loss on a Mortgage Loan shall be allocated as follows:

     first, to the Class B-3 Notes until the Note Principal Balance thereof has been reduced to zero;

     second, to the Class B-2 Notes until the Note Principal Balance thereof has been reduced to zero;

     third, to the Class B-1 Notes until the Note Principal Balance thereof has been reduced to zero;

     fourth, to the Class M-3 Notes until the Note Principal Balance thereof has been reduced to zero;

     fifth, to the Class M-2 Notes until the Note Principal Balance thereof has been reduced to zero;

     sixth, to the Class M-1 Notes until the Note Principal Balance thereof has been reduced to zero;

     seventh, to the Class A Notes of the Note Group related to the Mortgage Group in which such Realized Loss occurred as follows: (i) to the Class 1-A-2 Notes until the Note Principal Balance thereof has been reduced to zero and thereafter to the Class 1-A-1 Notes, (ii) sequentially (a) to the Class 2-A-2 Notes and (b) pro rata (1) to the Class 2-A-1E Notes and (2) sequentially (A) to the Class 2-A-1D Notes and (B) to the Class 2-A-1A, Class 2-A-1B and Class 2-A-1C Notes pro rata, until the Note Principal Balance of each such Class has been reduced to zero, (iii) to the Class 3-A-2 Notes until the Note Principal Balance thereof has been reduced to zero and thereafter to the Class 3-A-1 Notes, (iv) to the Class 4-A-2 Notes until the Note Principal Balance thereof has been reduced to zero and thereafter to the Class 4-A-1 Notes and (v) to the Class 5-A-2 Notes until the Note Principal Balance thereof has been reduced to zero and thereafter to the Class 5-A-1 Notes;

     (c) Notwithstanding the foregoing clause (b), no such allocation of any Realized Loss shall be made on a Payment Date to any Class or Classes of Notes to the extent that such allocation would result in the reduction of the aggregate Note Principal Balance of all of the Classes of Notes as of such Payment Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the related Due Date (such limitation, the "Loss Allocation Limitation").

     (d) The principal portion of any Realized Losses allocated to a Class of Notes shall be allocated among the Notes of such Class in proportion to their respective Note Principal Balances. Any allocation of Realized Losses shall be accomplished by reducing the Note Principal Balance of the Notes on the related Payment Date.

     (e) Realized Losses shall be allocated on the Payment Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Payment Date.

     (f) [RESERVED].

     (g) The interest portion of any Realized Losses with respect to the Mortgage Loans will be borne sequentially to the Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Notes, in that order. Once the aggregate Note Principal Balance of the Subordinate Notes has been reduced to zero, the interest portion of Realized Losses on the Mortgage Loans in a Mortgage Group will be allocated to the Notes related to such Mortgage Group in the same order and manner as set forth in subsection (b) of this Section 3.24.

     (h) In addition, in the event that the Securities Administrator receives any Subsequent Recoveries from the Servicer or Master Servicer, the Securities Administrator shall deposit such funds into the Payment Account pursuant to
Section 3.01 of this Indenture. If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Note Principal Balance of the Notes with the highest payment priority to which Realized Losses have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class or Classes of Notes pursuant to this Section 3.24. The amount of any Subsequent Recoveries following the application set forth in the immediately preceding sentence will be applied to sequentially increase the Note Principal Balance of the Notes, beginning with the Class of Notes with the next highest payment priority, up to the amount of such Realized Losses previously allocated to such Class or Classes of Notes pursuant to this Section 3.24. Holders of such Notes will not be entitled to any payments in respect of Accrued
Note Interest on the amount of such increases for any Interest Accrual Period preceding the Payment Date on which such increase occurs. Any such increases shall be applied to the Note Principal Balance of the Notes of such Class in accordance with its respective Percentage Interest.

     Section 3.25 Permitted Withdrawals and Transfers from the Payment Account.
(a) The Securities Administrator will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the Payment Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Sale and Servicing Agreement or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account) but not in any order of priority:

          (i) to reimburse the Master Servicer or the related Servicer for any Monthly Advance of its own funds, the right of the Master Servicer or the related Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance was made;

          (ii) to reimburse the Master Servicer or the related Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

          (iii) to reimburse the Master Servicer or the related Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the related Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (viii) of this Subsection 3.25 (a) to the Master Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

          (iv) to reimburse the Master Servicer or the related Servicer for advances of funds (other than Monthly Advances) made with respect to the Mortgage Loans, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

          (v) to reimburse the Master Servicer or the related Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (iv);

          (vi) to pay the Master Servicer as set forth in Section 3.13 of the Sale and Servicing Agreement; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 5.03 of the Sale and Servicing Agreement;

          (vii) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.02, 5.04(c) and (d) of the Sale and Servicing Agreement, to the extent that the Master Servicer has not already reimbursed itself for such amounts from the Master Servicer Collection Account;

          (viii) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the related Servicer;

          (ix) to reimburse or pay the related Servicer any such amounts as are due thereto under the related Servicing Agreements and have not been retained by or paid to the related Servicer, to the extent provided in the related Servicing Agreement;

          (x) to reimburse or pay the Indenture Trustee, the Owner Trustee, the Securities Administrator and the Master Servicer any amounts due or expenses, costs and liabilities incurred by or reimbursable to such Persons pursuant to this Indenture or any other Basic Documents, to the extent such amounts have not already been previously paid or reimbursed to such party from the Master Servicer Collection Account;

          (xi) to remove amounts deposited in error; and

          (xii) to pay to the Holder of the Trust Certificates any investment income due and payable to it pursuant to this Indenture.

                                   ARTICLE IV

               THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

     Section 4.01 The Notes. Each Class of the Class 1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-1D, Class 2-A-1E, Class 2-A-2, Class 3-A-1, Class 4-A-1 and Class 5-A-1 Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Class 1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-1D, Class 2-A-1E, Class 3-A-1, Class 4-A-1 and Class 5-A-1 Notes through the book-entry facilities of the Depository in minimum initial Note Principal Balances of $25,000 and integral multiples of $1 in excess thereof. Initially, Registered Holders will hold interests in the Class 1-A-2, Class 3-A-2, Class 5-A-2 Notes in physical form in minimum initial Note Principal Balances of $100,000 and integral multiples of $1 in excess thereof; provided, however, such notes may later be designated Book-Entry Notes and be registered in the name of a nominee designated by the Depository. Registered Holders will hold interests in the Class 4-A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Notes in physical form in minimum initial Note Principal Balances of $100,000 and integral multiples of $1 in excess thereof.

     The Indenture Trustee and Securities Administrator may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Holders of the Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Securities Administrator may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Securities Administrator, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

     In the event the Depository Trust Company resigns or is removed as Depository, the Depositor may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

     The Notes shall, on original issue, be executed on behalf of the Issuer by the Securities Administrator, not in its individual capacity but solely as Securities Administrator, authenticated by the Securities Administrator and delivered by the Securities Administrator on behalf of the Owner Trustee to or upon the order of the Issuer.

     Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Note Registrar and Certificate Registrar. The Issuer shall cause to be kept at the Corporate Trust Office of the Securities Administrator a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

     Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Securities Administrator, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Principal Balances evidencing the same Class and aggregate Percentage Interests.

     No transfer, sale, pledge or other disposition of any Privately Offered Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of any Privately Offered Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof to the Depositor or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless (i) it receives (and upon receipt, may conclusively rely upon) a certificate substantially in the form attached as Exhibit C hereto (provided, however, that in the case of the Book-Entry Notes, the Noteholder and the Noteholder's prospective transferee will be deemed to have made the representations set forth in such certification) or (ii) (a) it receives a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Note Registrar, the Securities Administrator and the Indenture Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and any applicable state securities laws or is being made pursuant to the Securities Act and any applicable state securities laws, which Opinion of Counsel shall not be an expense of the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Master Servicer or any Servicer and (b) the transferee executes a representation letter, substantially in the form of Exhibit D attached hereto, and transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Note Registrar, the Securities Administrator and the Indenture Trustee certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Master Servicer or any Servicer. None of the Issuer, the Depositor, the Indenture Trustee, the Securities Administrator or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note or interest therein without registration or qualification. Any Noteholder desiring to effect a transfer of Notes or interests therein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws or in accordance with any restrictions on transfer set forth in this Indenture. Notwithstanding the foregoing, the provisions of this paragraph shall not apply to the initial transfer of the Notes to the Depositor or any Affiliate thereof.

     No transfer, sale, pledge or other disposition of any Senior Note or Privately Offered Notes (other than (A) (i) an Initial Transfer of a Senior Note with respect to which (x) a certificate substantially in the form of Exhibit I hereto (a "Tax Transfer Certificate") has been furnished to the Securities Administrator or (y) a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator, or (ii) an Initial Transfer of a Privately Offered Note with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator or (B) a Subsequent Transfer of a Senior Note or Privately Offered Note) or interest therein shall be made, and the Note Registrar shall refuse to register any such transfer, sale, pledge or other disposition, unless the transferee shall have delivered to the Owner Trustee, the Note Registrar, the Securities Administrator and the Indenture Trustee a certificate substantially in the form of Exhibit F hereto certifying that (i) it is a real estate investment trust ("REIT") within the meaning of
Section 856(a), or a qualified REIT subsidiary ("QRS") within the meaning of
Section 856(i) of the Code, or an entity disregarded as an entity separate from a REIT or a QRS and (ii) following the transfer, 100% of the Class 4-A-2 Notes, Subordinate Notes and Certificates (other than Class 4-A-2 Notes or Subordinate Notes, with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) will be owned by a single REIT, directly or indirectly through one or more QRSs of such REIT or one or more entities disregarded as entities separate from such REIT or such QRSs; provided that, notwithstanding the foregoing, (x) any Senior Notes or Privately Offered Notes may be pledged to secure indebtedness and may be the subject of repurchase agreements treated by the Issuer as secured indebtedness for federal income tax purposes, and (y) any Senior Notes or Privately Offered Notes may be transferred by the related lender under any such related loan agreement or repurchase agreement upon a default under any such indebtedness, in which case the transferor shall deliver to the Note Registrar and the Securities Administrator a certificate substantially in the form attached hereto as Exhibit G certifying to such effect.

     Subject to the foregoing, and Section 4.08, Notes may be exchanged for other Notes of like tenor and in authorized initial Note Principal Balances evidencing the same Class and aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Securities Administrator shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

     No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

     The Issuer hereby appoints the Securities Administrator as (i) Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.08 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.04 of the Trust Agreement and (ii) Note Registrar under this Indenture. The Securities Administrator hereby accepts such appointments.

     Section 4.03 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Securities Administrator such security or indemnity as may be required by it to hold the Issuer and the Securities Administrator harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Securities Administrator that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Securities Administrator shall execute, and upon the written request of the Issuer the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Securities Administrator shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Indenture Trustee or the Securities Administrator in connection therewith.

     Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Securities Administrator) connected therewith.

     Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 4.04 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Securities Administrator, the Paying Agent and any agent of the Issuer or the Securities Administrator or the Paying Agent may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee, the Securities Administrator, the Paying Agent or any agent of the Issuer, the Securities Administrator, the Indenture Trustee or the Paying Agent shall be affected by notice to the contrary.

     Section 4.05 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Securities Administrator, be delivered to the Securities Administrator and shall be promptly cancelled by the Securities Administrator. The Issuer may at any time deliver to the Securities Administrator for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Securities Administrator. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Securities Administrator in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Securities Administrator.

     Section 4.06 Form of Notes. The Class 1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-1D, Class 2-A-1E, Class 2-A-2, Class 3-A-1, Class 4-A-1 and Class 5-A-1 Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. These Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. With respect to such Notes, unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

          (i) the provisions of this Section 4.06 shall be in full force and effect;

          (ii) the Note Registrar, the Paying Agent, the Indenture Trustee and the Securities Administrator shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners of the Notes;

          (iii) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

          (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Note Principal Balances of the Notes, the Depository shall be deemed to represent such percentage with respect to the Notes only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Securities Administrator and the Indenture Trustee.

     None of the Depositor, the Issuer, the Master Servicer, the Seller, the Securities Administrator, the Indenture Trustee, the Note Registrar and the Owner Trustee shall have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Notes or for maintaining, supervising or reviewing any records relating to beneficial ownership interests or transfers thereof.

     The Class 1-A-2, Class 3-A-2, Class 4-A-2, Class 5-A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Notes will be registered in full definitive form.

     Section 4.07 Notices to Depository. Whenever a notice or other communication to the Note Holders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to
Section 4.08, the Indenture Trustee or Securities Administrator, as applicable, shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

     Section 4.08 Definitive Notes. If (i) the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Depositor is unable to locate a qualified successor within 30 days or (ii) the Depositor, at its option (with the consent of the Securities Administrator, such consent not to be unreasonably withheld) elects to terminate the book-entry system through the Depository, then the Securities Administrator shall request that the Depository notify all Beneficial Owners of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Securities Administrator of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Securities Administrator shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Securities Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Securities Administrator shall recognize the Holders of the Definitive Notes as Noteholders.

     In addition, if an Event of Default has occurred and is continuing, each Note Owner materially adversely affected thereby may at its option request a Definitive Note evidencing such Noteholder's interest in the related Class of Notes. In order to make such request, such Noteholder shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Securities Administrator to exchange or cause the exchange of the Noteholder's interest in such Class of Notes for an equivalent interest in fully registered definitive form. Upon receipt by the Securities Administrator of instructions from the Depository directing the Securities Administrator to effect such exchange (such instructions to contain information regarding the Class of Notes and the Note Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Note, and any other information reasonably required by the Securities Administrator), (i) the Securities Administrator shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Note Principal Balance of the Definitive Note, (ii) the Securities Administrator shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Note evidencing such Noteholder's interest in such Class of Notes and (iii) the Issuer shall execute and the Securities Administrator shall authenticate a new

Book-Entry Note reflecting the reduction in the Note Principal Balance of such Class of Notes by the amount of the Definitive Notes.

     Section 4.09 Tax Treatment. The Issuer has entered into this Indenture, and the Class 1-A, Class 2-A, Class 3-A, Class 4-A-1 and Class 5-A Notes will be issued with the intention that, for federal, state and local income, single business and franchise tax purposes, such Classes of Notes will qualify as indebtedness at any time at which such Notes are treated as issued and outstanding for federal income tax purposes. The Issuer and the Securities Administrator (in accordance with Section 6.07 hereof), by entering into this Indenture, and each Class 1-A, Class 2-A, Class 3-A, Class 4-A-1 and Class 5-A Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat such Classes of Notes for federal, state and local income, single business and franchise tax purposes as indebtedness at any time at which such Notes are treated as issued and outstanding for federal income tax purposes.

     Section 4.10 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.17, 3.19 and 3.20, (v) the rights, obligations and immunities of the Indenture Trustee and Securities Administrator hereunder (including the rights of the Securities Administrator under Section 6.08 and the obligations of the Securities Administrator under Section 4.11), and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Securities Administrator payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver, or cause the Custodian to deliver, the Collateral to or upon the order of the Issuer, when

          (A) either

          (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Securities Administrator for cancellation; or

          (2) all Notes not theretofore delivered to the Securities Administrator for cancellation

               a.   have become due and payable,

               b. will become due and payable at the Final Scheduled Payment Date within one year, or

               c. have been called for early redemption and the Trust has been terminated pursuant to Section 8.06 hereof, and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Securities Administrator cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Securities Administrator for cancellation when due on the Final Scheduled Payment Date or other final Payment Date and has delivered to the Securities Administrator and the Indenture Trustee a verification report from a nationally recognized accounting firm certifying that the amounts deposited with the Securities Administrator are sufficient to pay and discharge the entire indebtedness of such Notes, or, in the case of c. above, the Issuer shall have complied with all requirements of Section 8.06 hereof,

          (B) the Issuer has paid or caused to be paid all other sums payable hereunder; and

          (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

     Section 4.11 Application of Trust Money. All monies deposited with the Securities Administrator pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or the Certificate Paying Agent as designee of the Issuer, as the Securities Administrator may determine, to the Holders of Securities, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

     Section 4.12 [Reserved].

     Section 4.13 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Securities Administrator under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Securities Administrator to be held and applied according to Section 3.03 and thereupon such Person shall be released from all further liability with respect to such monies.

     Section 4.14 Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Securities Administrator may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the Corporate Trust Office of the Securities Administrator, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Securities Administrator shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor, class and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

     Section 4.15 Representation Regarding ERISA.

     Each investor in a Class A Note (other than a Class 1-A-2 Note, a Class 3-A-2 Note, a Class 4-A-2 Note, or a Class 5-A-2 Note) or any interest therein will be deemed to have represented and agreed either (I) that it is not a Plan, or a plan subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to Title I of ERISA or
Section 4975 of the Code ("Similar Law"), and it is not directly or indirectly acquiring such Note for, on behalf of or with any assets of any such Plan or plan subject to Similar Law or (II) that it is a Person described in clause (I) and its acquisition and holding of this Note, or any interest herein, will not constitute or result in a non-exempt prohibited transaction under ERISA or the Code, or a violation of Similar Law, and will not subject the Issuer, the Seller, the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Note Registrar, the Master Servicer or any Servicer to any obligation in addition to those undertaken by the Issuer, the Indenture Trustee or the Owner Trustee in the Indenture.

     Each investor in a Class B Note or any interest therein will be deemed to have represented and agreed either that it (A) is not a Plan, and it is not directly or indirectly acquiring the Class B Note for, on behalf of or with any assets of any such Plan, or (B) is a plan subject to Similar Law, and the acquisition and holding of the Class B Note by such plan subject to Similar Law will not constitute or result in a violation of Similar Law, or subject the Issuer, the Seller, the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Note Registrar, the Master Servicer, or any Servicer to any obligation in addition to those undertaken by the Issuer, the Seller, the Depositor, the Indenture Trustee, the Owner Trustee, the Securities Administrator, the Note Registrar, the Master Servicer, or any Servicer in the Indenture.

     Except in the case of a Definitive Note, the representations set forth in the immediately preceding two paragraphs shall be deemed to have been made to the Securities Administrator by the transferee's acceptance of a Class A Note (other than a Class 1-A-2 Note, a Class 3-A-2 Note, a Class 4-A-2 Note, or a Class 5-A-2 Note) or a Class B Note (or the acceptance by a Note Owner of the beneficial interest in any such Notes).

     Notwithstanding any other provision herein to the contrary, any purported transfer of a Class A Note (other than a Class 1-A-2 Note, a Class 3-A-2 Note, a Class 4-A-2 Note, or a Class 5-A-2 Note) or a Class B Note to or on behalf of a Plan or a plan subject to Similar Law without the delivery to the Securities Administrator of a representation or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect. The Securities Administrator shall not be under any liability to any Person for any registration or transfer of any such Notes that is in fact not permitted by this
Section 4.15, nor shall the


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

Indenture Trustee or the Securities Administrator be under any liability for making any payments due on such Note to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements. The Trustee or the Securities Administrator shall be entitled, but not obligated, to recover from any Holder of any Class A Note (other than a Class 1-A-2 Note, a Class 3-A-2 Note, a Class 4-A-2 Note, or a Class 5-A-2 Note) or Class B Note that was in fact a Plan or plan subject to Similar Law and that held such Note in violation of this Section
4.15 all payments made on such Notes at and after the time it commenced such holding. Any such payments so recovered shall be paid and delivered to the last preceding Holder of such Note that is not a Plan or plan subject to Similar Law.


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

                                    ARTICLE V

                              DEFAULT AND REMEDIES

     Section 5.01 Events of Default. The Issuer shall deliver to the Indenture Trustee, within five days after learning of the occurrence of a Default, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (ii), (iii) or (iv) of the definition of "Event of Default", its status and what action the Issuer is taking or proposes to take with respect thereto. The Indenture Trustee shall not be deemed to have knowledge of any Default or Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of such Default or Event of Default is received by a Responsible Officer and such notice references the Notes, the Trust Estate or this Indenture.

     Section 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee at the written direction of the Holders of Senior Notes representing not less than a majority of the aggregate Note Principal Balance of the Notes may declare such Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if such notice is given by Noteholders), and upon any such declaration the unpaid Note Principal Balance of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, Holders of the Senior Notes representing not less than a majority of the aggregate Note Principal Balance of each Class of Notes, by written notice to the Issuer and the Indenture Trustee, may, subject to Section 5.12, waive the related Event of Default and rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Indenture Trustee or Securities Administrator a sum sufficient to pay:

               (A) all payments of principal of and interest on the Senior Notes and all other amounts that would then be due hereunder or under the Senior Notes if the Event of Default giving rise to such acceleration had not occurred;

               (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

          (ii) all Events of Default, other than the nonpayment of the principal of the Senior Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.


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

     Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

     (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Senior Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Senior Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, acting at the direction of the Holders of a majority of the aggregate Note Principal Balance of the Senior Notes, pay to the Securities Administrator, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and interest, with interest at the applicable Note Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.15 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, the Indenture Trustee, subject to the provisions of Section 10.15 hereof, may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as directed in writing by Holders of a majority of the aggregate Note Principal Balance of each Class of Senior Notes, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, as directed in writing by Holders of a majority of the aggregate Note Principal Balance of each Class of Notes, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Senior Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee


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

(including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf, and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Securities Administrator, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes, subject to Section 5.05 hereof.

     In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.


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

     Section 5.04 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee, subject to the provisions of Section 10.15 hereof, may, and shall, at the written direction of the Holders of a majority of the aggregate Note Principal Balance of the Senior Notes, do one or more of the following (subject to Section 5.05 hereof):

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Senior Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

          (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Note Principal Balance of the Senior Notes then outstanding, (B) the proceeds of such sale or liquidation distributable to the Holders of the Senior Notes are sufficient to discharge in full all amounts then due and unpaid upon such Senior Notes for principal and interest or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Senior Notes as they would have become due if the Senior Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of 66 2/3% of the aggregate Note Principal Balance of each Class of Senior Notes then outstanding, voting separately. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion (obtained at the expense of the Trust) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, any Sale of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer (other than any Servicer as to which an Event of Servicer Termination has occurred and is continuing) as provided in the Sale and Servicing Agreement.

     (b) If the Indenture Trustee or the Securities Administrator collects any money or property pursuant to this Article V, the Securities Administrator shall pay out the money or property in the following order:

          FIRST: to the Indenture Trustee, the Securities Administrator, Master Servicer, the Owner Trustee, the Custodian and the Servicers for amounts due and not previously paid pursuant to the Indenture and the other Basic Documents;


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

          SECOND: to the Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Noteholders, pro rata, for amounts due and unpaid on such Notes with respect to interest, according to the amounts due and payable on each such Notes for interest;

          THIRD: to the Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Noteholders, pro rata, for amounts due and unpaid on such Notes with respect to principal, and to each such Noteholder ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, until the Note Principal Balance of each such Class is reduced to zero;

          FOURTH: first, to the Class M-1 Noteholders, second, to the Class M-2 Noteholders, third, to the Class M-3 Noteholders, fourth, to the Class B-1 Noteholders, fifth, to the Class B-2 Notes and sixth, to the Class B-3 Notes, according to the amounts due and payable on such Classes of Notes for interest and principal; and

          FIFTH: to the holders of the Trust Certificates on behalf of the Issuer.

     The Securities Administrator may fix a record date and Payment Date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Securities Administrator shall mail to each Noteholder a notice that states the record date, the Payment Date and the amount to be paid.

     Section 5.05 Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     Section 5.06 Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the foregoing and the provisions of
Section 10.15 hereof:

          (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (ii) the Holders of not less than 25% of the aggregate Note Principal Balance of the Senior Notes have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee, for 60 days after its receipt of such notice of request and offer of indemnity, has failed to institute such Proceedings; and

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Note Principal Balances of the Senior Notes.

     It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     Subject to the last paragraph of Section 5.11 herein, in the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the aggregate Note Principal Balance of the Senior Notes, the Indenture Trustee shall take such action as requested by the Holders representing the highest amount (in the aggregate) of the Note Principal Balances, notwithstanding any other provisions of this Indenture.

     Section 5.07 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Senior Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.08 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the


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

Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     Section 5.11 Control By Noteholders. The Holders of a majority of the aggregate Note Principal Balance of Senior Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the aggregate Note Principal Balance of the Senior Notes or the Holders of 66 2/3% of the aggregate Note Principal Balance of each Class of Senior Notes then outstanding, voting separately as set forth in Section 5.04(a) hereof; and

          (iii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction of the Holders of the Senior Notes representing a majority of the aggregate Note Principal Balance of the Senior Notes.

     Notwithstanding the rights of Noteholders set forth in this Section 5.11 the Indenture Trustee need not take any action that it determines might involve it in liability.

     Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02 hereof, the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of each Class of Senior Notes may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Senior Notes, or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Senior Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note and each Beneficial Owner of any interest therein by such Holder's or Beneficial Owner's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Principal Balances of the Senior Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

     Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.15 Sale of Trust Estate. (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to
Section 5.04 hereof is expressly subject to the provisions of Sections 5.05 and 5.11(ii) hereof and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

     (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

          (1) the Holders of all Senior Notes consent to or direct the Indenture Trustee to make, such Sale, or

          (2) the proceeds of such Sale would be not less than the entire amount which would be payable to the Senior Noteholders under the Notes, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

          (3) the Indenture Trustee determines that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), and the Holders of Notes representing at least 100% of the Note Principal Balances of the Senior Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

     (c) Subject to this Section 5.15, unless the Holders representing at least 100% of the aggregate Note Principal Balance of the Senior Notes or the Holders of 66 2/3% of the aggregate Note Principal Balance of each Class of Senior Notes then outstanding, voting separately as set forth in Section 5.04(a) hereof, have otherwise consented or directed the

Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, as trustee for the benefit of the Holders of the Notes, shall bid an amount (which shall include the Indenture Trustee's right, in its capacity as Indenture Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholders.

     (d) In connection with a Sale of all or any portion of the Trust Estate,

          (1) any Holder or Holders of Notes may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

          (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and Holders of Certificates on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

          (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance, prepared by the Issuer and satisfactory to the Indenture Trustee, transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

          (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

          (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this


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

Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee or the Securities Administrator shall be applied by the Securities Administrator in accordance with Section 5.04(b) hereof.

                                   ARTICLE VI

             THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR

     Section 6.01 Duties of Indenture Trustee and Securities Administrator. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Except during the continuance of an Event of Default of which the Indenture Trustee has actual knowledge or has received written notice, in the case of the Indenture Trustee and, at any time, in the case of the Securities
Administrator:

          (i) the Indenture Trustee and the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Basic Documents to which it is a party and no implied covenants or obligations shall be read into this Indenture and the other Basic Documents against the Indenture Trustee or the Securities Administrator; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports, documents, Issuer Requests or other instruments or opinions furnished to each of the Indenture Trustee and the Securities Administrator and conforming to the requirements of this Indenture or the other Basic Documents; however, the Indenture Trustee and the Securities Administrator shall examine the certificates, reports, documents, Issuer Requests or other instruments and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

     (c) The Indenture Trustee and the Securities Administrator may not be relieved from liability for each of its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this
Section 6.01;

          (ii) neither the Indenture Trustee nor the Securities Administrator shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts; and

          (iii) neither the Indenture Trustee nor the Securities Administrator shall be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Noteholders, the Certificateholders or from the Issuer, which they are entitled to give under the Basic Documents.

     (d) The Indenture Trustee shall not be liable for interest on any money received by it except as set forth in the Basic Documents and as the Indenture Trustee may agree in writing with the Issuer.

     (e) Money held in trust by the Indenture Trustee need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

     (f) No provision of this Indenture shall require the Indenture Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

     (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

     (h) The Indenture Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any such event that is in fact an Event of Default or Default is received by the Indenture Trustee at its Corporate Trust Office and such notice references the Notes or Certificates generally, the Issuer, the Trust Estate or this Indenture.

     Section 6.02 Rights of Indenture Trustee and Securities Administrator. (a) The Indenture Trustee and the Securities Administrator may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee and the Securities Administrator need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee or the Securities Administrator acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. Neither the Indenture Trustee nor the Securities Administrator shall be liable for any action it takes or omits to take in good faith in reliance on and in accordance with an Officer's Certificate or Opinion of Counsel.

     (c) Neither the Indenture Trustee nor the Securities Administrator shall be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     (d) The Indenture Trustee or the Securities Administrator may consult with counsel, and the written advice or Opinion of Counsel (which shall not be at the expense of the Indenture Trustee or the Securities Administrator) with respect to legal matters relating to this Indenture, the other Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the written advice or opinion of such counsel.

     (e) For the limited purpose of effecting any action to be undertaken by each of the Indenture Trustee and the Securities Administrator, but not specifically as a duty of the Indenture Trustee or the Securities Administrator in the Indenture, each of the Indenture Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder, either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

     (f) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Securities Administrator (i) as part of the compensation hereunder or (ii) out of Available Funds.

     (g) Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee or the Securities Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (h) None of the Securities Administrator, the Issuer or the Indenture Trustee shall be responsible for the acts or omissions of the other, it being understood that this Indenture shall not be construed to render them partners, joint venturers or agents of one another.

     (i) Neither the Indenture Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under the Servicing Agreement, except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of the Servicing Agreement.

     (j) Except for those actions that the Indenture Trustee or the Securities Administrator are required to take hereunder, neither the Indenture Trustee nor the Securities Administrator shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

     (k) Neither the Indenture Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Indenture, other than its obligation to give notices pursuant to this Indenture, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture and to use the same degree of care and skill in their exercise as a prudent person would exercise under the circumstances in the conduct of his own affairs.

     (l) Neither the Indenture Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Notes representing not less than 25% of the Note Principal Balance of the Notes and provided that the payment within a reasonable time to the Indenture Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee or the Securities Administrator, as applicable, reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture. The Indenture Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Noteholders requesting the investigation.

     (m) Should the Indenture Trustee or the Securities Administrator deem the nature of any action required on its part to be unclear, the Indenture Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further instructions.

     (n) The right of the Indenture Trustee or the Securities Administrator to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and neither the Indenture Trustee nor the Securities Administrator shall be accountable for other than its negligence or willful misconduct in the performance of any such act.

     (o) Neither the Indenture Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder.

     (p) Neither the Indenture Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Seller pursuant to this Indenture or the Mortgage Loan Purchase Agreement, as applicable, or the eligibility of any Mortgage Loan for purposes of this Indenture.

     (q) The Indenture Trustee shall not be deemed to have notice or actual knowledge of any Default or Event of Default unless actually known to a Responsible Officer of the Indenture Trustee or written notice thereof (making reference to this Indenture or the Notes) is received by the Indenture Trustee at the Corporate Trust Office.

     Section 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee, subject to the requirements of the Trust Indenture Act. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with
Section 6.12 hereof.

     Section 6.04 [Reserved].

     Section 6.05 Indenture Trustee's and Securities Administrator's Disclaimer. Neither the Indenture Trustee nor the Securities Administrator shall be responsible for and makes no


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

representation as to the validity or adequacy of this Indenture, the Notes or any other Basic Document, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Securities Administrator's certificate of authentication.

     Section 6.06 Notice of Event of Default. Subject to Section 5.01, the Indenture Trustee shall promptly mail to each Noteholder notice of the Event of Default after it is known to a Responsible Officer of the Indenture Trustee, unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the best interests of Noteholders.

     Section 6.07 Reports to Holders and Tax Administration.

     The Seller shall provide to the Securities Administrator, and the Securities Administrator shall then deliver to each Noteholder, such information as may be required and such other customary information as the Seller may determine and/or be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable a Noteholder to prepare its federal and state income tax returns.

     The Seller shall prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee, all tax returns (if any) and information reports, tax elections and such annual or other reports of the Issuer as are necessary for preparation of tax returns and information reports as provided in Section
5.03 of the Trust Agreement, including without limitation Form 1099. All tax returns and information reports shall be signed by the Owner Trustee or to the extent permitted by law, the Securities Administrator as provided in Section
5.03 of the Trust Agreement.

     To the extent that a Responsible Officer of the Securities Administrator becomes aware that the Seller no longer qualifies as a REIT within the meaning of Section 856(a) of the Code, or that the Issuer no longer qualifies as a QRS within the meaning of Section 856(i) of the Code, or an entity disregarded as an entity separate from a REIT or a QRS, the Securities Administrator shall provide notice of such fact to each Noteholder.

     Section 6.08 Compensation. An annual fee shall be paid to the Indenture Trustee by the Master Servicer pursuant to a separate agreement between the Indenture Trustee and the Master Servicer. In addition, the Indenture Trustee and the Securities Administrator will each be entitled to recover from the Payment Account pursuant to Section 3.25 of this Indenture all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Indenture Trustee and the Securities Administrator, respectively, in connection with any breach of this Indenture or any claim or legal action (including any pending or threatened claim or legal action) or otherwise incurred or made by the Indenture Trustee or the Securities Administrator, respectively, in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its own negligence or intentional misconduct or which is the responsibility of the Noteholders as provided herein. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust. Additionally, each of the Indenture Trustee and the Securities Administrator and any director, officer, employee or agent of the Indenture Trustee or the Securities Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) incurred in the administration of this Indenture (other than its ordinary out of pocket expenses incurred hereunder) or in connection with any claim or legal action relating to
(a) the Basic Documents or (b) the Notes, other than any loss, liability or expense incurred by reason of its own negligence or intentional misconduct, or which is the responsibility of the Noteholders as provided herein.

     The Issuer's payment obligations to the Indenture Trustee and Securities Administrator pursuant to this Section 6.08 shall survive the discharge of this Indenture and the termination or resignation of the Indenture Trustee or Securities Administrator. When the Indenture Trustee or the Securities Administrator incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     Section 6.09 Replacement of Indenture Trustee and the Securities Administrator. No resignation or removal of the Indenture Trustee or the Securities Administrator and no appointment of a successor Indenture Trustee or a successor Securities Administrator shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.09. The Indenture Trustee or the Securities Administrator may resign at any time by so notifying the Issuer. In the event that the Indenture Trustee determines that a conflict of interest exists between the Holders of the Class A Notes and the Holders of any Class of Subordinate Notes, then the Indenture Trustee shall be entitled to resign as the indenture trustee for all Classes of Notes other than the Class A Notes. In such event the Holders of a majority of Note Principal Balances of all of the Subordinate Notes shall designate a separate indenture trustee to represent their interests hereunder. Holders of a majority of Note Principal Balances of each Class of Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee or the Securities Administrator, as applicable, if:

          (i) the Indenture Trustee or the Securities Administrator fails to comply with or qualify pursuant to the provisions of Section 6.12 hereof;

          (ii) the Indenture Trustee or the Securities Administrator is adjudged a bankrupt or insolvent;

          (iii) a receiver or other public officer takes charge of the Indenture Trustee or the Securities Administrator or its property;

          (iv) the Indenture Trustee or the Securities Administrator otherwise becomes incapable of acting; or

          (v) the Master Servicer is terminated pursuant to Section 5.01 of the Servicing Agreement.

     If the Indenture Trustee or the Securities Administrator resigns or is removed or if a vacancy exists in the office of the Indenture Trustee or the Securities Administrator for any


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

reason (the Indenture Trustee or the Securities Administrator in such event being referred to herein as the retiring Indenture Trustee or the retiring Securities Administrator ), the Issuer shall promptly appoint a successor Indenture Trustee or successor Securities Administrator.

     Each of a successor Indenture Trustee or successor Securities Administrator shall deliver a written acceptance of its appointment to the retiring Indenture Trustee or the retiring Securities Administrator, as applicable, and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee or the retiring Securities Administrator shall become effective, and the successor Indenture Trustee or successor Securities Administrator shall have all the rights, powers and duties of the Indenture Trustee or the Securities Administrator, as applicable, under this Indenture. The successor Indenture Trustee or successor Securities Administrator shall each mail a notice of its succession to Noteholders. The retiring Indenture Trustee or the retiring Securities Administrator shall promptly transfer all property held by it as Indenture Trustee or Securities Administrator, as applicable, to the successor Indenture Trustee or successor Securities Administrator.

     If a successor Indenture Trustee or successor Securities Administrator does not take office within 60 days after the retiring Indenture Trustee or the retiring Securities Administrator, as applicable, resigns or is removed, the retiring Indenture Trustee or the retiring Securities Administrator, the Issuer or the Holders of a majority of Note Principal Balances of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or successor Securities Administrator.

     Notwithstanding the replacement of the Indenture Trustee or the Securities Administrator pursuant to this Section, the Issuer's obligations under Section
6.07 shall continue for the benefit of the retiring Indenture Trustee or the retiring Securities Administrator.

     Section 6.10 Successor Indenture Trustee and Securities Administrator by Merger. If the Indenture Trustee or the Securities Administrator consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee or successor Securities Administrator, as applicable; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.12 hereof. The Indenture Trustee and the Securities Administrator shall provide the Rating Agencies and the Issuer with prior written notice, and the Noteholders with prompt written notice, of any such transaction.

     If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and if at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which is in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section 6.11 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 6.12 hereof.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.12 Eligibility; Disqualification. The Indenture Trustee shall at all times be an entity that meets the requirements of Section 3(c)(3) under the Investment Company Act of 1940 applicable to a trustee, and shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of Baa3 or better by Moody's.

     Section 6.13 [Reserved].

     Section 6.14 Representations and Warranties. The Indenture Trustee hereby represents that:

          (i) The Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

          (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

          (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; and

          (iv) To the Indenture Trustee's knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

     Section 6.15 Directions to Indenture Trustee and the Securities Administrator. The Indenture Trustee is hereby directed:

     (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust for the Noteholders;

     (b) the Securities Administrator is hereby directed to (i) authenticate and deliver the Notes substantially in the form prescribed by Exhibits A-1, A-2 and A-3 to this Indenture in accordance with the terms of this Indenture; and

     (c) to take all other actions as shall be required to be taken by the Securities Administrator pursuant to the terms of this Indenture and the other Basic Documents.

     Section 6.16 The Agents. The provisions of this Indenture relating to the limitations of the Indenture Trustee's liability and to its rights and protections shall inure also to the Paying Agent, Note Registrar and Certificate Registrar.


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

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

     Section 7.01 Issuer To Furnish Securities Administrator Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Securities Administrator (a) not more than five days after each Record Date, a list, in such form as the Securities Administrator may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, and (b) at such other times as the Securities Administrator may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Securities Administrator is the Note Registrar, no such list shall be required to be furnished to the Securities Administrator.

     Section 7.02 Preservation of Information; Communications to Noteholders.
(a) The Securities Administrator shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Securities Administrator as provided in Section 7.01 hereof and the names and addresses of Holders of Notes received by the Securities Administrator in its capacity as Note Registrar. The Securities Administrator may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

     (b) Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or under the Notes.

     Section 7.03 Financial Information. For so long as any of the Notes bearing a restrictive legend remains outstanding and is a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer shall, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under such Act, cause the Securities Administrator to make available to any Holder of any such Note in connection with any sale thereof and to any prospective purchaser of any such Note from such Holder, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act that is in the Securities Administrator's possession or reasonably obtainable by it, if requested, from the Master Servicer (and to the extent such information is in the Master Servicer's possession or is reasonably obtainable by it from the Servicers).

     Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     Section 7.04 Statements to Noteholders. (a) With respect to each Payment Date, the Securities Administrator shall make available via the Securities Administrator's website, initially located at www.ctslink.com, to each Noteholder and each Certificateholder, the Depositor, the Issuer, the Seller, the Owner Trustee, the Certificate Paying Agent and the Rating Agencies, a statement setting forth the following information as to the Notes, to the extent applicable:

          (i) the amount of the related payment to holders of each class of Notes allocable to principal, separately identifying (A) the aggregate amount of any principal


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

prepayments included therein and (B) the aggregate amount of all scheduled payments of principal included therein;

          (ii) the amount of such payment to holders of each class of Notes allocable to interest;

          (iii) the Note Principal Balance of each class of Notes after giving effect to the payment of principal on such Payment Date;

          (iv) the aggregate outstanding principal balance of each class of Notes for the following Payment Date;

          (v) the amount of the Servicing Fee paid to or retained by the Servicers and any amounts

          (vi) constituting reimbursement or indemnification of the Servicers or the Master Servicer;

          (vii) the Note Rate for each class of Notes for such Payment Date;

          (viii) the amount of Advances included in the payment on such Payment Date;

          (ix) the cumulative amount of (A) Realized Losses and (B) Applied Realized Loss Amounts to date, in the aggregate and with respect to the Group One Mortgage Loans, the Group Two Mortgage Loans, the Group Three Mortgage Loans, the Group Four Mortgage Loans and the Group Five Mortgage Loans;

          (x) the amount of (A) Realized Losses and (B) Applied Realized Loss Amounts with respect to such Payment Date, in the aggregate and with respect to the Group One Mortgage Loans, the Group Two Mortgage Loans, the Group Three Mortgage Loans, the Group Four Mortgage Loans and the Group Five Mortgage Loans;

          (xi) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, and (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Payment Date, in the aggregate and with respect to the Group One Mortgage Loans, the Group Two Mortgage Loans, the Group Three Mortgage Loans, the Group Four Mortgage Loans and the Group Five Mortgage Loans;

          (xii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date and the date of acquisition thereof, in the aggregate;

          (xiii) the total number and principal balance of any REO Properties as of the close of business on the related Determination Date, in the aggregate;

          (xiv) the number and amount of prepayment charges and the amount of late payment fees received during the related Prepayment Period in the aggregate; and

          (xv) the number of Mortgage Loans with respect to which (i) a reduction in the Mortgage Rate has occurred or (ii) the related borrower's obligation to repay interest on a monthly basis has been suspended or reduced pursuant to the Servicemembers Civil Relief Act or the California Military and Veterans Code, as amended; and the amount of interest not required to be paid with respect to any such Mortgage Loans during the related Due Period as a result of such reductions in the aggregate and with respect to the Group One Mortgage Loans, the Group Two Mortgage Loans, the Group Three Mortgage Loans, the Group Four Mortgage Loans and the Group Five Mortgage Loans, the Available Funds on each Class of Class A Notes for such Payment Date and the aggregate Net Interest Shortfall on each Class of Notes for such Payment Date;

     Items (iii) and (iv) above shall be presented on the basis of a Note having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Notes are outstanding, the Securities Administrator shall furnish a report to each Noteholder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (iii) and (iv) with respect to the Notes for such calendar year.

     The Securities Administrator may conclusively rely upon the information provided by the Master Servicer to the Securities Administrator in its preparation of monthly statements to Noteholders.

     The Securities Administrator will make the monthly statements provided for in this section (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders, each Noteholder and each Certificateholder, the Depositor, the Issuer, the Seller, the Owner Trustee, the Certificate Paying Agent and the Rating Agency via the Securities Administrator's website. The Securities Administrator's website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at
(301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator may have the right to change the way the monthly statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

     The Securities Administrator shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the monthly statement, and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).


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

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Securities Administrator may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Securities Administrator pursuant to this Indenture. The Securities Administrator shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     Section 8.02 Officer's Certificate. The Indenture Trustee shall receive at least seven Business Days' notice when requested by the Issuer to take any action pursuant to Section 8.06(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

     Section 8.03 Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer, the Securities Administrator and the Indenture Trustee created hereby shall terminate upon the distribution to Noteholders, the Certificate Paying Agent on behalf of the Certificateholders, the Securities Administrator and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     Section 8.04 Release of Trust Estate. (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture, including for the purposes of any purchase of a Mortgage Loan by the Majority Certificateholder pursuant to Section 8.06 of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

     (b) The Indenture Trustee shall, at such time as (i) it is notified by the Securities Administrator that there are no Notes Outstanding and (ii) all sums then due and unpaid to the Indenture Trustee pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.


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

     (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer.

     Section 8.05 Surrender of Notes Upon Final Payment. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Securities Administrator promptly, prior to such Noteholder's receipt of the final payment thereon.

     Section 8.06 Optional Redemption of the Mortgage Loans. (a) The Majority Certificateholder shall have the option to purchase the assets of the Trust and thereby cause the redemption of the Notes, in whole, but not in part, on or after the Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the prior Due Period is 10% or less of Cut-off Date Scheduled Principal Balance of the Mortgage as of the Closing Date. The aggregate redemption price (the "Redemption Price") for the Notes will be equal to 100% of the aggregate outstanding Note Principal Balance of the Notes as of the Payment Date on which the proposed redemption will take place in accordance with the foregoing, together with accrued and unpaid interest thereon at the applicable Note Rate through such Payment Date (including any related Net Interest Shortfall and Basis Risk Shortfall Carryover Amount), plus an amount sufficient to pay in full all amounts owing to the Indenture Trustee, the Master Servicer and the Securities Administrator, pursuant to any Basic Document (which amounts shall be specified in writing upon request of the Issuer, the Indenture Trustee, the Master Servicer and the Securities Administrator, as applicable).

     (b) In order to exercise the foregoing option, the Majority Certificateholder shall provide written notice of its exercise of such option to the Securities Administrator, the Issuer, the Owner Trustee and the Master Servicer at least 15 days prior to its exercise. Following receipt of the notice, the Securities Administrator shall provide written notice to the Noteholders of the final payment on the Notes. In addition, the Majority Certificateholder shall, not less than one Business Day prior to the proposed Payment Date on which such redemption is to be made, deposit the Redemption Price specified in (a) above with the Securities Administrator, who shall deposit the Redemption Price into the Payment Account and shall, on the Payment Date after receipt of the funds, apply such funds to make final payments of principal and interest on the Notes in accordance with Section 3.03 hereof and payment to the Securities Administrator and the Master Servicer as set forth in
(a) above, and this Indenture shall be discharged subject to the provisions of
Section 4.10 hereof. If for any reason the amount deposited by the Majority Certificateholder is not sufficient to make such redemption or such redemption cannot be completed for any reason, (a) the amount so deposited by the Majority Certificateholder with the Securities Administrator shall be immediately returned to the Majority Certificateholder in full and shall not be used for any other purpose or be deemed to be part of the Trust Estate and (b) the Note Principal Balance of the Notes shall continue to bear interest at the related Note Rate.


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

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     Section 9.01 Supplemental Indentures Without Consent of Noteholders. (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer, the Indenture Trustee and the Securities Administrator, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee and the Securities Administrator, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

          (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes; provided further, that such supplemental indenture will be deemed to not materially and adversely affect the interests of the Holders of the Notes if a Rating Confirmation is received with respect to such supplemental indenture; or

          (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI hereof;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee and the Securities Administrator shall have received an Opinion of Counsel not at the expense of the Indenture Trustee or the Securities Administrator as to the enforceability of any such indenture supplement and to the effect that (i) such indenture supplement is permitted hereunder and will not materially and adversely affect the Holders of the Notes,
(ii) entering into such indenture supplement will not result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3 or adversely affect the indebtedness status of any Classes


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

of Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator and (iii) such indenture supplement does not materially and adversely affect the transfer restrictions with respect to the Senior Notes set forth in Section 4.02.

     The Indenture Trustee and the Securities Administrator are hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) The Issuer, the Securities Administrator and the Indenture Trustee, when authorized by an Issuer Request, in the case of the Securities Administrator and the Indenture Trustee may, also without the consent of any of the Holders of the Notes and prior notice to the Rating Agency, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action as evidenced by an Opinion of Counsel, (i) is permitted by this Indenture, (ii) shall not adversely affect in any material respect the interests of any Noteholder, (iii) if 100% of the Certificates and Privately Offered Notes (other than any Privately Offered Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) are not owned by the Holder of the Trust Certificates, shall not cause the Issuer to be subject to an entity level tax for federal income tax purpose and (iv) such action does not materially and adversely affect the transfer restrictions with respect to the Senior Notes set forth in
Section 4.02.

     Section 9.02 Supplemental Indentures With Consent of Noteholders. The Issuer, the Securities Administrator and the Indenture Trustee, when authorized by an Issuer Request in the case of the Securities Administrator and the Indenture Trustee, also may, with prior notice to the Rating Agencies and, with the consent Holders of not less than a majority of the Note Principal Balance of each Class of Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer, the Securities Administrator and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

          (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate and to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

          (ii) reduce the percentage of the Note Principal Balances of the Notes, or any Class of Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

          (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

          (iv) reduce the percentage of the Note Principal Balances of the Notes, or any Class of Notes, required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04 hereof;

          (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

          (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

          (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture;

and provided, further, that (i) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer, if 100% of the Senior Notes, Privately Offered Notes and Certificates (other than any Senior Notes or Privately Offered Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) are not owned by the Investor, to be subject to an entity level tax for federal income tax purposes and (ii) such action does not materially and adversely affect the transfer restrictions with respect to the Senior Notes set forth in
Section 4.02.

     Any such action shall not adversely affect in any material respect the interest of any Holder (other than a Holder who shall consent to such supplemental indenture) as evidenced by an Opinion of Counsel (provided by the Person requesting such supplemental indenture) delivered to the Indenture Trustee and the Securities Administrator.

     It shall not be necessary for any Act of Noteholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer, the Securities Administrator and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Securities Administrator shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Securities Administrator to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.


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

     Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee and the Securities Administrator shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel not at the expense of the Indenture Trustee or the Securities Administrator stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee and the Securities Administrator each may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's or the Securities Administrator's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Securities Administrator, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.05 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     Section 9.06 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Securities Administrator shall, bear a notation in form approved by the Securities Administrator as to any matter provided for in such supplemental indenture. If the Issuer or the Securities Administrator shall so determine, new Notes so modified as to conform, in the opinion of the Securities Administrator and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Securities Administrator in exchange for Outstanding Notes.


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

                                    ARTICLE X

                                  MISCELLANEOUS

     Section 10.01 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

          (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

          (5) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

     (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01 (a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such deposit) to the Issuer of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

          (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Principal Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then outstanding Note Principal Balances of the Notes.

          (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Principal Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then outstanding Note Principal Balances of the Notes.

     Section 10.02 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 10.03 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03 hereof.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c) The ownership of Notes shall be proved by the Note Registrar.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 10.04 Notices etc., to Indenture Trustee Issuer, Securities Administrator and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

          (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer;

          (ii) the Securities Administrator by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Securities Administrator at Wells Fargo Bank, N.A., P.O. Box 98, Columbia Maryland 21046 (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045),

Attn: Merrill Lynch Mortgage Investors Trust, Series 2005-A9, or such other address as may hereafter be furnished to the other parties hereto in writing. The Securities Administrator shall promptly transmit any notice received by it from the Noteholders to the Issuer; or

          (iii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed first-class, postage prepaid to the Issuer addressed to:
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee, the Securities Administrator or the Owner Trustee shall be in writing, mailed first-class postage pre-paid: in the case of Fitch, to Fitch, Inc., One State Street Plaza, New York, New York 10004; and in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 10.05 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

     Section 10.06 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     Section 10.07 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     Section 10.08 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     Section 10.09 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 10.10 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 10.11 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS, WHICH SHALL APPLY HERETO), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.12 Counterparts. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 10.13 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel at its expense (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 10.14 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Securities Administrator on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Securities Administrator, the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Securities Administrator, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

     Section 10.15 No Petition. The Indenture Trustee and the Securities Administrator, by entering into this Indenture, each Noteholder, by accepting a Note and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time prior to one year from the date of termination hereof, institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents; provided however, that nothing herein shall prohibit the Indenture Trustee from filing proofs of claim in any proceeding.

     Section 10.16 Inspection. The Issuer agrees that, at its expense, on reasonable prior notice, it shall permit any representative of the Indenture Trustee or the Securities Administrator, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee or the Securities Administrator may reasonably determine that such disclosure is consistent with its obligations hereunder.

     IN WITNESS WHEREOF, the Issuer, the Securities Administrator and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        MERRILL LYNCH MORTGAGE INVESTORS TRUST,
                                        SERIES 2005-A9, as Issuer

                                        BY: Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WELLS FARGO BANK, N.A., as
                                        Securities Administrator


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        Wachovia Bank, National Association, as
                                        Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   EXHIBIT A-1

                     [FORM OF DTC-ELIGIBLE (CLASS A) NOTES]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN THE INDENTURE.

EACH INVESTOR IN THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED AND AGREED EITHER (I) THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A PLAN SUBJECT TO ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (COLLECTIVELY, A "PLAN"), AND IT IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS NOTE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN OR (II) THAT IT IS A PERSON DESCRIBED IN CLAUSE (I) AND ITS ACQUISITION AND HOLDING OF THIS NOTE, OR ANY INTEREST HEREIN, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE, OR A VIOLATION OF SIMILAR LAW, AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE NOTE REGISTRAR, THE MASTER SERVICER OR ANY SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY THE ISSUER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE IN THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      A-1-1

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2005-A9
                MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 2005-A9
        CLASS [1-A-1], [2-A-1A], [2-A-1B], [2-A-1C], [2-A-1D], [2-A-1E],
                       [2-A-2], [3-A-1], [4-A-1], [5-A-1]

AGGREGATE NOTE PRINCIPAL                NOTE INTEREST
BALANCE: $[_____]                       RATE: [Adjustable Rate]

INITIAL NOTE PRINCIPAL                  NOTE NO. [__]
BALANCE OF THIS NOTE: $[_____]

                                        CUSIP NO: [_____]

     MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2005-A9 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to [_____] or registered assigns, the principal sum of [_____ DOLLARS ($_____)] in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in January 2006 and ending on or before the Payment Date occurring in November 2036 (the "Final Scheduled Payment Date") and to pay interest on the Note Principal Balance of this Note (this "Note") outstanding from time to time as provided below.

     This Note is one of a duly authorized issue of the Issuer's Mortgage Loan Asset-Backed Notes, Series 2005-A9 (the "Notes"), issued under an Indenture dated as of December 22, 2005 (the "Indenture"), among the Issuer, Wells Fargo Bank, N.A., as Securities Administrator (the "Securities Administrator") and Wachovia Bank, National Association, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Principal Balance" of a Note as of any date of determination is equal to the initial Note Principal Balance thereof, minus (i) all amounts distributed in respect of principal with respect to such Class of Notes and (ii) the aggregate amount of any reductions in the Note Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Payment Dates in accordance with the Indenture, taking account of its applicable Loss Allocation Limitation, plus (iii) any Subsequent Recoveries allocated thereto.

     The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's pro rata share of the aggregate payments on all Class [1-A-1], [2-A-1A], [2-A-1B], [2-A-1C], [2-A-1D], [2-A-1E], [2-A-2], [3-A-1],
[4-A-1], [5-


                                      A-1-2

A-1] Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

     All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

     The Mortgage Loans are subject to purchase in whole, but not in part, by the Majority Certificateholder on any Payment Date on or after the Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

     The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class [1-A-1], [2-A-1A], [2-A-1B], [2-A-1C], [2-A-1D], [2-A-1E], [2-A-2], [3-A-1], [4-A-1], [5-A-1]
Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Master Servicer, the Securities Administrator or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class [1-A-1], [2-A-1A], [2-A-1B], [2-A-1C], [2-A-1D], [2-A-1E], [2-A-2], [3-A-1], [4-A-1], [5-A-1] Notes
pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

     Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Securities Administrator at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Note effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office designated by the Securities Administrator or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 4.02 of the Indenture.

     Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note, shall carry the right to unpaid principal and interest that were carried by such other Note.

     If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the


                                      A-1-3
payment of the entire unpaid Note Principal Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Principal Balance of this Note, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

     The failure to pay any Net Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

     Each Investor in this Note or any interest herein will be deemed to have represented and agreed to either (I) that it is not an employee benefit plan or arrangement subject to Title I of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any provisions under Similar Law and it is not directly or indirectly acquiring this Note for, on behalf of or with any assets of any such plan or (II) that It is a person described in clause (I) and its acquisition and holding of this Note, or any interest herein, will not constitute or result in a non-exempt prohibited transaction under ERISA or the Code, or a violation of Similar Law, and will not subject the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Note Registrar, the Master Servicer or any Servicer to any obligation in addition to those undertaken by the Issuer, the Indenture Trustee or the Owner Trustee in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Securities Administrator, one or more new Notes of any authorized denominations and of a like aggregate then outstanding Note Principal Balance, will be issued to the designated transferee or transferees.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and none of the Issuer, the Securities Administrator, the Indenture Trustee nor any such agent of the Issuer, the Securities Administrator or the Indenture Trustee shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of each Class of Notes affected thereby. The Indenture also contains provisions permitting the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of the Notes, to waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes, or (b) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the


                                      A-1-4
consent of the Holder of each Note. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer, the Indenture Trustee and the Securities Administrator, following prior notice to the Rating Agencies, to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

     Initially, the Notes will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for the Notes. The Notes will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for a like aggregate then outstanding Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

     Unless the Certificate of Authentication hereon has been executed by the Securities Administrator by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Owner Trustee in its individual capacity, nor any of its respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note, it being expressly understood that said covenants, obligations and indemnifications have been made solely by the Trust to the extent of the assets of the Trust. The holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust Estate for any and all liabilities, obligations and undertakings contained in this Note.

     AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-1-5

     IN WITNESS WHEREOF, the Securities Administrator has caused this Note to be duly executed.

DATED:[________], 20[__]

                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator


                                        By:
                                            ------------------------------------
                                            Authorized Officer


CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE NOTES REFERRED TO
IN THE WITHIN-MENTIONED AGREEMENT.

WELLS FARGO BANK, N.A.,
as Authenticating Agent


By:
    ---------------------------------
    Authorized Signatory


                                     A-1-6

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM           -- as tenants in common

     TEN ENT           -- as tenants by the entireties

     JT TEN            -- as joint tenants with right of survivorship and not as
                          tenants in common

     UNIF GIFT MIN ACT -- ____________ Custodian

                          ______________________________________________________
                                    (Cust)                     (Minor)

                          under Uniform Gifts to Minor Act

                          ______________________________________________________
                                                  (State)

Additional abbreviations may also be used though not in the above list.


                                      A-1-7

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
     (Please insert social security or other identifying number of assignee)

________________________________________________________________________________

________________________________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
       -----------------------------    ----------------------------------------
                                        Signature by or on behalf of Assignor


                                        ----------------------------------------
                                        Signature Guaranteed

     NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                      A-1-8

                                   EXHIBIT A-2

                [FORM OF PRIVATE CLASS A NOTES (EXCLUDING 4-A-2)]

THIS NOTE IS BEING OFFERED ONLY TO "QUALIFIED INSTITUTIONAL BUYERS" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) AND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AS AMENDED, OR THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE AND IS BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND LAWS. THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH SECURITIES ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE. THIS NOTE MAY NOT BE PURCHASED BY A CORPORATION IN THE STATE OF CALIFORNIA UNLESS IT HAS A NET WORTH OF AT LEAST $14,000,000 ACCORDING TO ITS MOST RECENT AUDITED FINANCIAL STATEMENTS.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      A-2-1

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2005-A9
                MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 2005-A9
                               CLASS [1][3][5]-A-2

AGGREGATE NOTE PRINCIPAL                NOTE INTEREST
BALANCE: $[_____]                       RATE: [Variable Rate]

INITIAL NOTE PRINCIPAL                  NOTE NO. [__]
BALANCE OF THIS NOTE: $[_____]

PERCENTAGE INTEREST: [____]%            CUSIP NO: [_____]

     MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2005-A9 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to [_____] or registered assigns, the principal sum of [_____ DOLLARS ($_____)] in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in January 2006 and ending on or before the Payment Date occurring in November 2036 (the "Final Scheduled Payment Date") and to pay interest on the Note Principal Balance of this Note (this "Note") outstanding from time to time as provided below.

     This Note is one of a duly authorized issue of the Issuer's Mortgage Loan Asset-Backed Notes, Series 2005-A9 (the "Notes"), issued under an Indenture, dated as of December 22, 2005 (the "Indenture"), among the Issuer, Wells Fargo Bank, N.A., as Securities Administrator (the "Securities Administrator") and Wachovia Bank, National Association, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Principal Balance" of a Note as of any date of determination is equal to the initial Note Principal Balance thereof, minus (i) all amounts distributed in respect of principal with respect to such Class of Notes, (ii) the aggregate amount of any reductions in the Note Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Payment Dates in accordance with the Indenture, taking account of its applicable Loss Allocation Limitation, and (iii) such Class's pro rata share, if any, of the applicable Subordinate Writedown Amount for previous Payment Dates, plus (iv) any Subsequent Recoveries allocated thereto.

     The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's pro rata share of the aggregate payments on all


                                     A-2-2

Class [1][3][5]-A-2 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

     All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

     The Mortgage Loans are subject to purchase in whole, but not in part, by the Majority Certificateholder on any Payment Date on or after the Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

     The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class [1][3][5]-A-2 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Master Servicer, the Securities Administrator or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class [1][3][5]-A-2 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

     Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Securities Administrator at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Note effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Office designated by the Securities Administrator or the office or agency of the Issuer maintained by it for such purpose pursuant to the Indenture.

     Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note, shall carry the right to unpaid principal and interest that were carried by such other Note.

     If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Principal Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Principal Balance of this Note,


                                     A-2-3
together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

     The failure to pay any Net Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

     No transfer, sale, pledge or other disposition of this Note or interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this
Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless (i) it receives (and upon receipt, may conclusively rely upon) a certificate substantially in the form attached as Exhibit C to the Indenture or (ii) it receives a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee and the transferee executes a representation letter substantially in the form of Exhibit D attached to the Indenture, and transferor executes a representation letter substantially in the form of Exhibit E attached to the Indenture, each acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee. None of the Issuer, the Depositor, the Indenture Trustee or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of this Note or interest herein without registration or qualification. Any Noteholder desiring to effect a transfer of this Note or interest herein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Owner Trustee, the Indenture Trustee and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Securities Administrator, one or more new Notes of any authorized denominations and of a like aggregate then outstanding Note Principal Balance, will be issued to the designated transferee or transferees.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and none of the Issuer, the Securities Administrator, the Indenture Trustee nor any such agent of the Issuer, the Securities Administrator or the Indenture Trustee shall be affected by notice to the contrary.


                                     A-2-4

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of each Class of Notes affected thereby. The Indenture also contains provisions permitting the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of the Notes, to waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes, or (b) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Note. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer, the Indenture Trustee and the Securities Administrator, following prior notice to the Rating Agencies, to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

     The Notes are exchangeable for a like aggregate then outstanding Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

     Unless the Certificate of Authentication hereon has been executed by the Securities Administrator by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Owner Trustee in its individual capacity, nor any of its respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note, it being expressly understood that said covenants, obligations and indemnifications have been made solely by the Trust to the extent of the assets of the Trust. The holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust Estate for any and all liabilities, obligations and undertakings contained in this Note.

     AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                     A-2-5

     IN WITNESS WHEREOF, the Securities Administrator has caused this Note to be duly executed.

DATED: [_____], 20[__]

                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator


                                        By:
                                            ------------------------------------
                                            Authorized Officer


CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE NOTES REFERRED TO
IN THE WITHIN-MENTIONED AGREEMENT.

WELLS FARGO BANK, N.A.,
as Authenticating Agent


By:
    ---------------------------------
    Authorized Signatory


                                      A-2-6

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM           -- as tenants in common

     TEN ENT           -- as tenants by the entireties

     JT TEN            -- as joint tenants with right of survivorship and not as
                          tenants in common

     UNIF GIFT MIN ACT -- ____________ Custodian

                          ______________________________________________________
                                    (Cust)                     (Minor)

                          under Uniform Gifts to Minor Act

                          ______________________________________________________
                                                  (State)

Additional abbreviations may also be used though not in the above list.


                                      A-2-7

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
     (Please insert social security or other identifying number of assignee)

________________________________________________________________________________

________________________________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
       ------------------------------   ----------------------------------------
                                        Signature by or on behalf of Assignor


                                        ----------------------------------------
                                        Signature Guaranteed

     NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                      A-2-8

                                   EXHIBIT A-3

             [FORM OF REIT-RESTRICTED CLASS M AND CLASS 4-A-2 NOTES]

[THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS 1-A, CLASS 2-A, CLASS 3-A, CLASS 4-A, [AND] CLASS 5-A[, CLASS M-1] [AND] [CLASS M-2] NOTES AS DESCRIBED IN THE INDENTURE. [ONLY TO BE USED WITH CLASS M NOTES]]

THIS NOTE IS BEING OFFERED ONLY TO "QUALIFIED INSTITUTIONAL BUYERS" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) AND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AS AMENDED, OR THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE AND IS BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND LAWS. THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH SECURITIES ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE. THIS NOTE MAY NOT BE PURCHASED BY A CORPORATION IN THE STATE OF CALIFORNIA UNLESS IT HAS A NET WORTH OF AT LEAST $14,000,000 ACCORDING TO ITS MOST RECENT AUDITED FINANCIAL STATEMENTS.

NO TRANSFER OF THIS NOTE SHALL BE MADE, UNLESS (A) A "WILL BE DEBT" OPINION SHALL HAVE BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL WITH RESPECT TO IT AND FURNISHED TO THE SECURITIES ADMINISTRATOR, OR (B) THE TRANSFEREE SHALL HAVE DELIVERED TO THE OWNER TRUSTEE, THE NOTE REGISTRAR, THE SECURITIES ADMINISTRATOR AND THE INDENTURE TRUSTEE A CERTIFICATE CERTIFYING THAT (1) IT IS A REAL ESTATE INVESTMENT TRUST ("REIT") WITHIN THE MEANING OF SECTION 856(A) OF THE CODE OR A QUALIFIED REIT SUBSIDIARY ("QRS") WITHIN THE MEANING OF SECTION 856(I) OF THE CODE OR AN ENTITY DISREGARDED AS AN ENTITY SEPARATE FROM A REIT OR A QRS AND (2) FOLLOWING THE TRANSFER, 100% OF THE SUBORDINATE NOTES AND CERTIFICATES (OTHER THAN ANY SUBORDINATE NOTES WITH RESPECT TO WHICH A "WILL BE DEBT" OPINION HAS BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL AND FURNISHED TO THE SECURITIES ADMINISTRATOR) WILL BE OWNED BY A SINGLE REIT, DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE QRSS OF SUCH REIT OR ONE OR MORE ENTITIES DISREGARDED AS ENTITIES SEPARATE FROM SUCH REIT OR SUCH QRSS; PROVIDED THAT (X) THIS NOTE MAY BE PLEDGED TO SECURE INDEBTEDNESS AND MAY BE THE SUBJECT OF REPURCHASE AGREEMENTS TREATED AS SECURED INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES, AND
(Y) THIS NOTE MAY BE TRANSFERRED BY A RELATED LENDER UNDER ANY SUCH RELATED LOAN AGREEMENT OR REPURCHASE


                                     A-3-1

AGREEMENT UPON A DEFAULT UNDER ANY SUCH INDEBTEDNESS, IN WHICH CASE THE TRANSFEROR SHALL DELIVER TO THE NOTE REGISTRAR AND THE SECURITIES ADMINISTRATOR A CERTIFICATE CERTIFYING TO SUCH EFFECT.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                     A-3-2

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2005-A9
                MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 2005-A9
                          CLASS [4-A-2], [M-[1][2][3]]

AGGREGATE NOTE PRINCIPAL                NOTE INTEREST
BALANCE: $[_____]                       RATE: [Variable Rate]

INITIAL NOTE PRINCIPAL                  NOTE NO. [__]
BALANCE OF THIS NOTE: $[_____]

PERCENTAGE INTEREST: [___]%             CUSIP NO: [_____]

     MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2005-A9 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to [_____] or registered assigns, the principal sum of [_____ DOLLARS ($_____)] in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in January 2006 and ending on or before the Payment Date occurring in November 2036 (the "Final Scheduled Payment Date") and to pay interest on the Note Principal Balance of this Note (this "Note") outstanding from time to time as provided below.

     This Note is one of a duly authorized issue of the Issuer's Mortgage Loan Asset-Backed Notes, Series 2005-A9 (the "Notes"), issued under an Indenture, dated as of December 22, 2005 (the "Indenture"), among the Issuer, Wells Fargo Bank, N.A., as Securities Administrator (the "Securities Administrator"), and Wachovia Bank, National Association, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Principal Balance" of a Note as of any date of determination is equal to the initial Note Principal Balance thereof, minus (i) all amounts distributed in respect of principal with respect to such Class of Notes, (ii) the aggregate amount of any reductions in the Note Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Payment Dates in accordance with the Indenture, taking account of its applicable Loss Allocation Limitation, and (iii) such Class's pro rata share, if any, of the applicable Subordinate Writedown Amount for previous Payment Dates, plus (iv) any Subsequent Recoveries allocated thereto.

     The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's pro rata share of the aggregate payments on all


                                     A-3-3

Class [4-A-2], [M-[1][2][3]] Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

     All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

     The Mortgage Loans are subject to purchase in whole, but not in part, by the Majority Certificateholder on any Payment Date on or after the Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

     The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class [4-A-2], [M-[1][2][3]] Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Master Servicer, the Securities Administrator or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class [4-A-2], [M-[1][2][3]] Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

     Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Securities Administrator at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Note effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Office designated by the Securities Administrator or the office or agency of the Issuer maintained by it for such purpose pursuant to the Indenture.

     Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note, shall carry the right to unpaid principal and interest that were carried by such other Note.

     If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Principal Balance of the Notes, the amount payable to the


                                     A-3-4

Holder of this Note will be equal to the sum of the unpaid Note Principal Balance of this Note, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

     The failure to pay any Net Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

     No transfer, sale, pledge or other disposition of this Note or interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this
Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless (i) it receives (and upon receipt, may conclusively rely upon) a certificate substantially in the form attached as Exhibit C to the Indenture or (ii) it receives a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee and the transferee executes a representation letter substantially in the form of Exhibit D attached to the Indenture, and transferor executes a representation letter substantially in the form of Exhibit E attached to the Indenture, each acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee. None of the Issuer, the Depositor, the Indenture Trustee or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of this Note or interest herein without registration or qualification. Any Noteholder desiring to effect a transfer of this Note or interest herein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Owner Trustee, the Indenture Trustee and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of this Class [4-A-2], [M-[1][2][3]] Note (other than any Class [4-A-2], [M-[1][2][3]] Note with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) or any interest therein shall be made to any Person, and the Note Registrar shall refuse to register any such transfer, unless the transferee shall have delivered to the Owner Trustee, the Note Registrar, the Securities Administrator and the Indenture Trustee a certificate certifying that
(i) it is a real estate investment trust ("REIT") within the meaning of Section 856(a) of the Code, a qualified REIT subsidiary ("QRS") within the meaning of
Section 856(i) of the Code, or an entity disregarded as an entity separate from a REIT or a QRS and (ii) following the transfer, 100% of the Subordinate Notes and Trust Certificates (other than any Subordinate Notes that are characterized as indebtedness for federal income tax purposes) will be owned by a REIT, directly or indirectly through one or more qualified QRSs of such single REIT or one or more entities disregarded as entities separate from such REIT or such QRSs; provided that (x) this Class [4]-[A][M]-[1][2][3] Note may be pledged to secure indebtedness and may be the subject of repurchase agreements treated as secured indebtedness for federal income tax purposes, and (y) this Class [4-A-2], [M-


                                     A-3-5

[1][2][3]] Note may be transferred by the related lender under any such related loan agreement or repurchase agreement upon a default under any such indebtedness, in which case the transferor shall deliver to the Note Registrar and the Securities Administrator a certificate certifying to such effect.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Securities Administrator, one or more new Notes of any authorized denominations and of a like aggregate then outstanding Note Principal Balance, will be issued to the designated transferee or transferees.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and none of the Issuer, the Securities Administrator, the Indenture Trustee nor any such agent of the Issuer, the Securities Administrator or the Indenture Trustee shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of each Class of Notes affected thereby. The Indenture also contains provisions permitting the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of the Notes, to waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes, or (b) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Note. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer, the Indenture Trustee and the Securities Administrator, following prior notice to the Rating Agencies, to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

     The Notes are exchangeable for a like aggregate then outstanding Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

     Unless the Certificate of Authentication hereon has been executed by the Securities Administrator by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Owner Trustee in its individual capacity, nor any of its respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or


                                     A-3-6
interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note, it being expressly understood that said covenants, obligations and indemnifications have been made solely by the Trust to the extent of the assets of the Trust. The holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust Estate for any and all liabilities, obligations and undertakings contained in this Note.

     AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                     A-3-7

     IN WITNESS WHEREOF, the Securities Administrator has caused this Note to be duly executed.

DATED: [_____], 20[__]

                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator


                                        By:
                                            ------------------------------------
                                            Authorized Officer

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE NOTES REFERRED TO
IN THE WITHIN-MENTIONED AGREEMENT.

WELLS FARGO BANK, N.A.,
as Authenticating Agent


By:
    ---------------------------------
    Authorized Signatory


                                     A-3-8

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM           -- as tenants in common

     TEN ENT           -- as tenants by the entireties

     JT TEN            -- as joint tenants with right of survivorship and not as
                          tenants in common

     UNIF GIFT MIN ACT -- ____________ Custodian

                          ______________________________________________________
                                   (Cust)                        (Minor)

                          under Uniform Gifts to Minor Act

                          ______________________________________________________
                                                  (State)

Additional abbreviations may also be used though not in the above list.


                                     A-3-9

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
     (Please insert social security or other identifying number of assignee)

________________________________________________________________________________

________________________________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
       ------------------------------   ----------------------------------------
                                        Signature by or on behalf of Assignor


                                        ----------------------------------------
                                        Signature Guaranteed

     NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                     A-3-10

                                   EXHIBIT A-4

                     [FORM OF REIT-RESTRICTED CLASS B NOTES]

THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS 1-A, CLASS 2-A, CLASS 3-A, CLASS 4-A, CLASS 5-A[,] [AND] CLASS M[,] [AND] [CLASS B-1][,] [AND] [CLASS B-2] NOTES AS DESCRIBED IN THE INDENTURE.

THIS NOTE IS BEING OFFERED ONLY TO "QUALIFIED INSTITUTIONAL BUYERS" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) AND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AS AMENDED, OR THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE AND IS BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND LAWS. THIS NOTE MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH SECURITIES ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE. THIS NOTE MAY NOT BE PURCHASED BY A CORPORATION IN THE STATE OF CALIFORNIA UNLESS IT HAS A NET WORTH OF AT LEAST $14,000,000 ACCORDING TO ITS MOST RECENT AUDITED FINANCIAL STATEMENTS.

EACH INVESTOR IN THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED AND AGREED EITHER THAT IT (A) IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), or A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS NOTE FOR, ON BEHALF OF, OR WITH ANY ASSETS OF ANY SUCH PLAN or (B) IS A PLAN SUBJECT TO ANY PROVISION UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW"), AND THE ACQUISITION AND HOLDING OF THIS NOTE BY SUCH PLAN SUBJECT TO SIMILAR LAW WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF SIMILAR LAW, OR SUBJECT THE ISSUER, THE SELLER, THE DEPOSITOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE NOTE REGISTRAR, THE MASTER SERVICER, OR ANY SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY THE ISSUER, THE SELLER, THE DEPOSITOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE NOTE REGISTRAR, THE MASTER SERVICER, OR ANY SERVICER IN THE INDENTURE. IF THE NOTE IS NOT A DEFINITIVE NOTE, THE INVESTOR IS DEEMED TO HAVE MADE THE REPRESENTATION IN (A) OR (B) ABOVE.


                                      A-4-1

NO TRANSFER OF THIS NOTE SHALL BE MADE, UNLESS (A) A "WILL BE DEBT" OPINION SHALL HAVE BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL WITH RESPECT TO IT AND FURNISHED TO THE SECURITIES ADMINISTRATOR, OR (B) THE TRANSFEREE SHALL HAVE DELIVERED TO THE OWNER TRUSTEE, THE NOTE REGISTRAR, THE SECURITIES ADMINISTRATOR AND THE INDENTURE TRUSTEE A CERTIFICATE CERTIFYING THAT (1) IT IS A REAL ESTATE INVESTMENT TRUST ("REIT") WITHIN THE MEANING OF SECTION 856(A) OF THE CODE OR A QUALIFIED REIT SUBSIDIARY ("QRS") WITHIN THE MEANING OF SECTION 856(I) OF THE CODE OR AN ENTITY DISREGARDED AS AN ENTITY SEPARATE FROM A REIT OR A QRS AND (2) FOLLOWING THE TRANSFER, 100% OF THE SUBORDINATE NOTES AND CERTIFICATES (OTHER THAN ANY SUBORDINATE NOTES WITH RESPECT TO WHICH A "WILL BE DEBT" OPINION HAS BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL AND FURNISHED TO THE SECURITIES ADMINISTRATOR) WILL BE OWNED BY A SINGLE REIT, DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE QRSS OF SUCH REIT OR ONE OR MORE ENTITIES DISREGARDED AS ENTITIES SEPARATE FROM SUCH REIT OR SUCH QRSS; PROVIDED THAT (X) THIS NOTE MAY BE PLEDGED TO SECURE INDEBTEDNESS AND MAY BE THE SUBJECT OF REPURCHASE AGREEMENTS TREATED AS SECURED INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES, AND
(Y) THIS NOTE MAY BE TRANSFERRED BY A RELATED LENDER UNDER ANY SUCH RELATED LOAN AGREEMENT OR REPURCHASE AGREEMENT UPON A DEFAULT UNDER ANY SUCH INDEBTEDNESS, IN WHICH CASE THE TRANSFEROR SHALL DELIVER TO THE NOTE REGISTRAR AND THE SECURITIES ADMINISTRATOR A CERTIFICATE CERTIFYING TO SUCH EFFECT.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                     A-4-2

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2005-A9
                MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 2005-A9
                                CLASS B-[1][2][3]

AGGREGATE NOTE PRINCIPAL                NOTE INTEREST
BALANCE: $[_____]                       RATE: [Variable Rate]

INITIAL NOTE PRINCIPAL                  NOTE NO. [_____]
BALANCE OF THIS NOTE: $[_____]

PERCENTAGE INTEREST: [_____]%           CUSIP NO: [_____]

     MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2005-A9 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to [_____] or registered assigns, the principal sum of [_____ DOLLARS ($_____)] in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in January 2006 and ending on or before the Payment Date occurring in November 2036 (the "Final Scheduled Payment Date") and to pay interest on the Note Principal Balance of this Note (this "Note") outstanding from time to time as provided below.

     This Note is one of a duly authorized issue of the Issuer's Mortgage Loan Asset-Backed Notes, Series 2005-A9 (the "Notes"), issued under an Indenture, dated as of December 22, 2005 (the "Indenture"), among the Issuer, Wells Fargo Bank, N.A., as Securities Administrator (the "Securities Administrator"), and Wachovia Bank, National Association, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Principal Balance" of a Note as of any date of determination is equal to the initial Note Principal Balance thereof, minus (i) all amounts distributed in respect of principal with respect to such Class of Notes, (ii) the aggregate amount of any reductions in the Note Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Payment Dates in accordance with the Indenture, taking account of its applicable Loss Allocation Limitation, and (iii) such Class's pro rata share, if any, of the applicable Subordinate Writedown Amount for previous Payment Dates, plus (iv) any Subsequent Recoveries allocated thereto.

     The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's pro rata share of the aggregate payments on all


                                     A-4-3

Class B-[1][2][3] Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

     All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

     The Mortgage Loans are subject to purchase in whole, but not in part, by the Majority Certificateholder on any Payment Date on or after the Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

     The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class B-[1][2][3] Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Master Servicer, the Securities Administrator or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class B-[1][2][3] Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

     Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Securities Administrator at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Note effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Office designated by the Securities Administrator or the office or agency of the Issuer maintained by it for such purpose pursuant to the Indenture.

     Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note, shall carry the right to unpaid principal and interest that were carried by such other Note.

     If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Principal Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Principal Balance of this Note,


                                     A-4-4
together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

     The failure to pay any Net Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

     No transfer, sale, pledge or other disposition of this Note or interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this
Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless (i) it receives (and upon receipt, may conclusively rely upon) a certificate substantially in the form attached as Exhibit C to the Indenture or (ii) it receives a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee and the transferee executes a representation letter substantially in the form of Exhibit D attached to the Indenture, and transferor executes a representation letter substantially in the form of Exhibit E attached to the Indenture, each acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee. None of the Issuer, the Depositor, the Indenture Trustee or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of this Note or interest herein without registration or qualification. Any Noteholder desiring to effect a transfer of this Note or interest herein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Owner Trustee, the Indenture Trustee and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Each investor in this Note or any interest herein will be deemed to have represented and agreed either that it (A) is not an employee benefit plan or arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), and it is not directly or indirectly acquiring this Note for, on behalf of or with any assets of any such plan, or (B) is a plan subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to Title I of ERISA or Section 4975 of the Code ("Similar Law"), and the acquisition and holding of this Note by such plan subject to Similar Law will not constitute or result in a violation of Similar Law, or subject the Issuer, the Seller, the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Note Registrar, the Master Servicer, or any Servicer to any obligation in addition to those undertaken by the Issuer, the Seller, the Depositor, the Indenture Trustee, the Owner Trustee, the Securities Administrator, the Note Registrar, the Master Servicer, or any Servicer in the Indenture. If the Note is not a Definitive Note, the investor is deemed to have made the representation in (A) or (B) above.


                                     A-4-5

     No transfer of this Class B-[1][2][3] Note (other than any Class B-[1][2][3] Note with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) or any interest therein shall be made to any Person, and the Note Registrar shall refuse to register any such transfer, unless the transferee shall have delivered to the Owner Trustee, the Note Registrar, the Securities Administrator and the Indenture Trustee a certificate certifying that (i) it is a real estate investment trust ("REIT") within the meaning of Section 856(a) of the Code, a qualified REIT subsidiary ("QRS") within the meaning of Section 856(i) of the Code, or an entity disregarded as an entity separate from a REIT or a QRS and (ii) following the transfer, 100% of the Subordinate Notes and Trust Certificates (other than any Subordinate Notes that are characterized as indebtedness for federal income tax purposes) will be owned by a REIT, directly or indirectly through one or more qualified QRSs of such single REIT or one or more entities disregarded as entities separate from such REIT or such QRSs; provided that (x) this Class B-[1][2][3] Note may be pledged to secure indebtedness and may be the subject of repurchase agreements treated as secured indebtedness for federal income tax purposes, and (y) this Class B-[1][2][3] Note may be transferred by the related lender under any such related loan agreement or repurchase agreement upon a default under any such indebtedness, in which case the transferor shall deliver to the Note Registrar and the Securities Administrator a certificate certifying to such effect.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Securities Administrator, one or more new Notes of any authorized denominations and of a like aggregate then outstanding Note Principal Balance, will be issued to the designated transferee or transferees.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and none of the Issuer, the Securities Administrator, the Indenture Trustee nor any such agent of the Issuer, the Securities Administrator or the Indenture Trustee shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of each Class of Notes affected thereby. The Indenture also contains provisions permitting the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of the Notes, to waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes, or (b) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Note. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the


                                     A-4-6

Issuer, the Indenture Trustee and the Securities Administrator, following prior notice to the Rating Agencies, to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

     The Notes are exchangeable for a like aggregate then outstanding Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

     Unless the Certificate of Authentication hereon has been executed by the Securities Administrator by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Owner Trustee in its individual capacity, nor any of its respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note, it being expressly understood that said covenants, obligations and indemnifications have been made solely by the Trust to the extent of the assets of the Trust. The holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust Estate for any and all liabilities, obligations and undertakings contained in this Note.

     AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                     A-4-7

     IN WITNESS WHEREOF, the Securities Administrator has caused this Note to be duly executed.

DATED: [_____], 20[__]

                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator


                                        By:
                                            ------------------------------------
                                            Authorized Officer

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE NOTES REFERRED TO
IN THE WITHIN-MENTIONED AGREEMENT.

WELLS FARGO BANK, N.A.,
as Authenticating Agent


By:
    ------------------------------------
    Authorized Signatory


                                     A-4-8

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM           -- as tenants in common

     TEN ENT           -- as tenants by the entireties

     JT TEN            -- as joint tenants with right of survivorship and not as
                          tenants in common

     UNIF GIFT MIN ACT -- ____________ Custodian

                          ______________________________________________________
                                   (Cust)                        (Minor)

                          under Uniform Gifts to Minor Act

                          ______________________________________________________
                                                  (State)

Additional abbreviations may also be used though not in the above list.


                                     A-4-9

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
     (Please insert social security or other identifying number of assignee)

________________________________________________________________________________

________________________________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
       ------------------------------   ----------------------------------------
                                        Signature by or on behalf of Assignor


                                        ----------------------------------------
                                        Signature Guaranteed

     NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                     A-4-10

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                             [Intentionally Omitted]

                                    EXHIBIT C

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:



     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Indenture Trustee pursuant to Section 4.02 of the Indenture (the "Indenture"), dated as of December 22, 2005, among Merrill Lynch Mortgage Investors Trust, Series 2005-A9, as Issuer, and Wells Fargo Bank, N.A., as Securities Administrator and Wachovia Bank, National Association, as Indenture Trustee, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
     2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          3. With respect to the Class B Notes, the Buyer warrants and represents to, and covenants with, the Seller, the Indenture Trustee, Owner Trustee, the Certificate Registrar, Master Servicer and the Depositor that either (A) it is not an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), and it is not directly or indirectly acquiring the Class B Note for, on behalf of or with any assets of any such plan, or (B) it is a plan subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to Title I of ERISA or Section 4975 of the Code ("Similar Law"), and the acquisition and holding of the Class B Note by such plan subject to Similar Law will not constitute or result in a violation of Similar Law, or subject the Issuer, the Seller, the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Note Registrar, the Master Servicer, or any Servicer to any obligation in addition to those undertaken by the Issuer, the Seller, the Depositor, the Indenture Trustee, the Owner Trustee, the Securities Administrator, the Note Registrar, the Master Servicer, or any Servicer in the Indenture.

          4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

-------------------------------------   ----------------------------------------
Print Name of Seller                    Print Name of Buyer


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


Taxpayer Identification:                Taxpayer Identification:

No:                                     No:
    --------------------                    ---------------------
Date:                                   Date:
      ------------------                      -------------------

                                                            ANNEX 1 TO EXHIBIT C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [FOR BUYERS OTHER THAN REGISTERED INVESTMENT COMPANIES]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $[_________](1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its

----------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                    Ax.1-C-1
     political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

          3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit Notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.


                                    Ax.1-C-2

_____   _____   Will the Buyer be purchasing the Rule 144A Securities only for
 Yes      No    the Buyer's own account?

          6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

          7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Buyer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                    Ax.1-C-3

                                                            ANNEX 2 TO EXHIBIT C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

_____ The Buyer owned $[___________________] in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
        144A).

_____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit Notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase


                                    Ax.2-C-1
of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Buyer


                                        By:
                                            ------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------


                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Buyer

                                        Date:
                                              ----------------------------------


                                    Ax.2-C-2

                                    EXHIBIT D

             [FORM OF INVESTMENT LETTER (NON-RULE 144A TRANSFEREE)]

                                     [DATE]

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

          Re: Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Notes, Series 2005-A9, [Class A][Class M] [Class B] (the "Notes")

     Ladies and Gentlemen:

     In connection with our acquisition of the above-captioned Notes, we certify that (a) we understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Notes, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes,
(d) (1) solely with respect to Class A Notes (other than a Class 1-A-2 Note, a Class 2-A-2 Note, a Class 4-A-2 Note or a Class 5-A-2 Note), (A) we are not an employee benefit plan or arrangement subject to Title I of ERISA, a plan subject to Section 4975 of the Code, or a plan subject to any provisions under any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to Title I of ERISA or Section 4975 of the Code ("Similar Law"), and we are not directly or indirectly acquiring the Note for, on behalf of or with any assets of any such plan, or (B) that we are a person described in clause (A) and our acquisition and holding of the Note, or any interest herein, will not constitute or result in a non-exempt prohibited transaction under ERISA or the Code, or a violation of Similar Law, and will not subject the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Note Registrar, the Master Servicer or any Servicer to any obligation in addition to those undertaken by the Issuer, the Indenture Trustee or the Owner Trustee in the Indenture, or (2) solely with respect to Class B Notes, (A) we are not an employee benefit plan or arrangement subject to Title I of ERISA, or a plan subject to Section 4975 of the Code, and we are not directly or indirectly acquiring the Note for, on behalf of or with any assets of any such plan, or (B) we are a plan subject to Similar Law, and our acquisition and holding of the Note will not constitute or result in a violation of Similar Law, or subject the Issuer, the Seller, the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Note Registrar, the Master Servicer, or any Servicer to any obligation in addition to those undertaken by the Issuer, the Seller, the Depositor, the Indenture Trustee, the Owner Trustee, the Securities Administrator, the Note Registrar, the Master Servicer, or any Servicer in the Indenture, (e) we are acquiring the Notes for investment for our own account and not with a view to any distribution of such Notes (but without prejudice to our right at all times to sell or otherwise dispose of the Notes in accordance with clause (g) below), (f) we have not offered or sold any Notes to, or solicited offers to buy any Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (h) we will not sell, transfer or otherwise dispose of any Notes unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an Opinion of Counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Note has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Indenture.

                                        Very truly yours,

                                        [TRANSFEREE]


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                    EXHIBIT E

                             TRANSFEROR CERTIFICATE

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

Wachovia Bank, National Association
401 South Tryon Street, 12th Floor
Charlotte, North Carolina 28288

     Re: Proposed Transfer of [Class A] [Class M] [Class B] Merrill Lynch Mortgage Investors Trust, Series 2005-A9

Gentlemen:

     This certification is being made by [____________________] (the "Transferor") in connection with the proposed Transfer to [____________________] (the "Transferee") of the [Class A Notes] [Class M Notes] [Class B Notes] (the "Notes") issued pursuant to the Indenture, dated December 22, 2005, being referred to herein as the "Indenture") among Merrill Lynch Mortgage Investors Trust, Series 2005-A9, as issuer, Wells Fargo Bank, N.A., as securities administrator and Wachovia Bank, National Association as indenture trustee (the "Indenture"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Indenture. The Transferor hereby certifies, represents and warrants to, and covenants with, the Owner Trustee and the Indenture Trustee that:

     Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Note, any interest in any Note or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Notes under the Securities Act of 1933 (the "Act"), that would render the disposition of any Note a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Transferor will not act in any manner set forth in the foregoing sentence with respect to any Note. The Transferor has not and will not sell or otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

Date:
      -------------------------------   ----------------------------------------
                                        Authorized Officer


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Name

                                        ----------------------------------------
                                        Title

                                    EXHIBIT F

                     [FORM OF TRANSFEREE CERTIFICATE (REIT)]

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

Wachovia Bank, National Association
401 South Tryon Street, 12th Floor
Charlotte, North Carolina 28288

     Re:  Proposed Transfer of Class [4-A-2], [M-1], [M-2], [M-3], [B-1], [B-2],
          [B-3] Notes, Merrill Lynch Mortgage Investors Trust, Series 2005-A9

Gentlemen:

     This certification is being made by [_________] (the "Transferee") in connection with the proposed transfer (the "Transfer") by [_________] (the "Transferor") of a Class [4-A-2], [M-1], [M-2], [M-3], [B-1], [B-2], [B-3] Note
issued pursuant to the Indenture, dated as of December 22, 2005 (the "Indenture"), among Merrill Lynch Mortgage Investors Trust, Series 2005-A9, as issuer, Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and Wachovia Bank, National Association, as indenture trustee (the "Indenture Trustee"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Indenture. The Transferee hereby certifies, represents and warrants to, and covenants with, the Owner Trustee, the Note Registrar, the Securities Administrator and the Indenture Trustee that:

     (a) The Transferee is a REIT or a QRS within the meaning of Section 856(a) or Section 856(i) of the Code or an entity disregarded as an entity separate from a REIT or a QRS.

     (b) Following the Transfer, 100% of the Certificates and Subordinate Notes (other than any Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) will be owned by a single REIT, directly or indirectly through one or more QRSs of such REIT or one or more entities disregarded as entities separate from such REIT or such QRSs.


                                      F-1

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Date:
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                                        Authorized Officer


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                                      F-2

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                                    EXHIBIT G

                       [FORM OF TRANSFEROR LETTER (REIT)]

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

     Re:  Proposed Transfer of Class [4-A-2], [M-1], [M-2], [M-3], [B-1], [B-2],
          [B-3] Notes, Merrill Lynch Mortgage Investors Trust, Series 2005-A9 (the "Notes")

Gentlemen:

     This certification is being made by [_________________] (the "Transferor") in connection with the proposed transfer or pledge by the Transferor of a Class [4-A-2], [M-1], [M-2], [M-3], [B-1], [B-2], [B-3] Note issued pursuant to the
Indenture, dated as of December 22, 2005 (the "Indenture") among Merrill Lynch Mortgage Investors Trust, Series 2005-A9, as issuer, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") and Wachovia Bank, National Association, as indenture trustee (the "Indenture Trustee"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Indenture. The Transferor hereby certifies, represents and warrants to, and covenants with, the Securities Administrator, the Owner Trustee, the Indenture Trustee and the Note Registrar that:

     (a) The Class [4-A-2], [M-1], [M-2], [M-3], [B-1], [B-2], [B-3] Notes are
being pledged by the Transferor to secure indebtedness of [___________] or is the subject of a loan agreement or repurchase agreement treated by the Issuer as secured indebtedness of [___________] for federal income tax purposes as permitted under the Indenture; or

     (b) The Class [4-A-2], [M-1], [M-2], [M-3], [B-1], [B-2], [B-3] Notes are
being transferred by the related lender under a loan agreement or repurchase agreement upon a default under any such indebtedness as permitted under the Indenture.


                                      G-1

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Date:
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                                        Authorized Officer


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                                      G-2

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                                    EXHIBIT H

                   [FORM OF MORTGAGE LOAN PURCHASE AGREEMENT]

                             [Intentionally Omitted]

                                    EXHIBIT I

                       [FORM OF TAX TRANSFER CERTIFICATE]

Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

Wachovia Bank, National Association
401 South Tryon Street, 12th Floor
Charlotte, North Carolina 28288

Re:  Proposed Transfer of Class [1][2][3][4][5]-A Notes,
     Merrill Lynch Mortgage Investors Trust, Series 2005-A9

Ladies and Gentlemen:

     This certification is being made by [____________________] (the "Transferor") in connection with the proposed sale ("Transfer") to [_____________________] (the "Transferee") of the Class [1][2][3][4][5]-A Note
(the "Senior Note") issued pursuant to an indenture, dated as of December 22, 2005 (the "Indenture") among Merrill Lynch Mortgage Investors Trust, Series 2005-A9, as issuer (the "Issuer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator") and Wachovia Bank, National Association, as indenture trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein have the meanings assigned to them in Appendix A to the Indenture. The Transferor hereby certifies, represents and warrants to, and covenants with, the Issuer, the Securities Administrator and the Indenture Trustee that:

     (1) Based on consultation with counsel, no adverse changes have been made to (or that would adversely affect the application of) the Closing Date Legal Authorities;

     (2) No modifications have been made to the Indenture as of the date hereof (other than any modification for which an Opinion of Counsel was rendered to the effect that such modification does not materially and adversely affect the transfer restrictions with respect to the Senior Notes set forth in Section 4.02 of the Indenture);

     (3) The Rating Agencies' respective ratings of the Senior Notes as of the date hereof are not lower than the ratings on such Senior Notes as of the Closing Date; and

     (4) the sum of (x) the aggregate Note Principal Balance of the Subordinate Notes as of the Payment Date on or immediately preceding the date hereof and (y) the present value as of the date hereof of the expected total cashflow on the Owner Trust Certificates on future Distribution Dates plus the expected interest cashflow on the Subordinate Notes on future Distribution Dates plus the expected total cashflow on the Owner Trust Certificates on future Distribution Dates

(such expected cashflow in each case calculated assuming no Realized Losses on the Mortgage Loans, a prepayment assumption equal to that used in connection with the Transfer of such Senior Notes, and the forward LIBOR curve in effect on the date hereof), discounted at ten (10%) percent per annum, is at least equal to 4.0% of the aggregate Outstanding Principal Balance of the Outstanding Mortgage Loans as of the date hereof.


Date:
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                                        Authorized Officer


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                                        Signature

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                                        Name

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                                      I-2

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                                   APPENDIX A

                                  [DEFINITIONS]

                                See Exhibit 99.1


                                  Appendix A-1